Exhibit 10.1

AMENDED AND RESTATED TAX SHARING AGREEMENT

BETWEEN

TRANSOCEAN HOLDINGS INC.

AND

TODCO

TABLE OF CONTENTS

SECTION 1.	Definition of Terms.	4

SECTION 2.	Allocation of Income Tax Liabilities.	8

2.1	Federal Income Taxes.	8
2.2	State Income Taxes.	9
2.3	Foreign Income Taxes.	10
2.4	Other Taxes.	11
2.5	Special Rules.	11
2.6	Tax Payments and Intercompany Billings.	13

SECTION 3.	Preparation and Filing of Tax Returns.	13

3.1	Combined Returns and Consolidated Returns.	13
3.2	Separate Returns and Other Returns.	13
3.3	Special Rules Relating to the Preparation of Tax Returns.	15

SECTION 4.	Tax Benefits, Refunds, and Carrybacks.	16

4.1	Compensation by Holdings for TODCO’s Post-IPO Tax Assets.	16
4.2	Compensation by TODCO for Pre-IPO Tax Assets.	16
4.3	Claims for Refund from Carrybacks.	20
4.4	Tax Benefits Resulting from Exercise of Stock Options.	20

SECTION 5.	Tax Payments and Intercompany Billings.	21

5.1	Consolidated and Combined Returns.	21
5.2	Payment of Refunds, Tax Benefits, and Tax Assets.	21
5.3	Initial Determinations and Subsequent Adjustments.	22
5.4	Indemnification Payments.	23
5.5	Payments by or to Other Members of the Groups.	23
5.6	Interest.	24
5.7	Tax Consequences of Payments.	24
5.8	Subordination Agreement.	24

SECTION 6.	Assistance and Cooperation.	24

SECTION 7.	Tax Records.	24

7.1	Retention of Tax Records.	24
7.2	Access to Tax Records.	24

SECTION 8.	Tax Contests.	25

8.1	Notices.	25
8.2	Control of Tax Contests.	25
8.3	Cooperation.	25

SECTION 9.	Restriction on Certain Post-IPO Actions of TODCO.	25

SECTION 10.	General Provisions.	26

10.1	Survival of Obligations.	26
10.2	Expenses.	26
10.3	Breach of Agreement.	26
10.4	Disputes.	26
10.5	Notices.	26
10.6	Counterparts.	27
10.7	Binding Effect; Assignment.	27
10.8	Severability.	27
10.9	Amendment.	27
10.10	Effective Time.	27
10.11	Change in Law.	27
10.12	Authorization, Etc.	27
10.13	No Third Party Beneficiaries.	28

SCHEDULE 1.1	Applicable Discount Rates	30

SCHEDULE 1.2	TODCO Tax Group	31

SCHEDULE 1.3	Transocean Tax Group	32

SCHEDULE 4.4	Transocean Stock Options	35

APPENDIX A	Examples Illustrating the Application of Section 4	36

AMENDED AND RESTATED TAX SHARING  AGREEMENT

                    THIS AMENDED AND RESTATED TAX SHARING AGREEMENT (this “Agreement”) is entered into as of November ___, 2006 but effective as of February 4, 2004, between Transocean Holdings Inc., a Delaware corporation (“Holdings”), and TODCO (formerly named R&B Falcon Corporation), a Delaware corporation.  Capitalized terms used in this Agreement are defined herein.  Unless otherwise indicated, all “Section” references in this Agreement are to sections of this Agreement.

RECITALS

                    WHEREAS, from January 31, 2001 through February 3, 2004, TODCO was a direct wholly owned subsidiary of Holdings, which in turn was a direct wholly owned subsidiary of Transocean Inc., a company organized under the laws of the Cayman Islands (“Transocean”); and

                    WHEREAS, on February 4, 2004, the following events occurred in the following order:

•	each outstanding share of TODCO common stock, TODCO’s sole class of stock, was converted into a share of TODCO Class B common stock, all of which were then owned by Holdings; and

•

the parties hereto entered into that certain Tax Sharing Agreement, dated February 4, 2004 (the “Original Tax Sharing Agreement”) in order to provide for and agree upon the allocation between the parties of liabilities for Taxes arising prior to, as a result of, and subsequent to an initial public offering of the TODCO Class A common stock (the “IPO”), and to provide for and agree upon other matters relating to Taxes; and

•

TODCO acquired all of its outstanding debt held by Transocean and Holdings in exchange for newly issued shares of TODCO Class B common stock, and as a result of such exchange TODCO ceased to be a member of the Holdings Consolidated Group, and

•	TODCO distributed pro rata to Holdings and Transocean shares of its Class B common stock; and

                    WHEREAS, on February 10, 2004, Holdings sold a portion of its shares of TODCO Class B common stock, which were immediately converted into shares of TODCO Class A common stock, in the IPO; and

                    WHEREAS, on September 21, 2004, Holdings sold the remainder of its shares of TODCO Class B common stock and Transocean sold a portion of its shares of TODCO Class B common stock, which in each case were immediately converted into shares of TODCO Class A common stock, in a secondary public offering; and

                    WHEREAS, through secondary public offerings effected on December 22, 2004 and May 18, 2005 and a sale pursuant to Rule 144 of the Securities Act of 1933, Transocean sold the remainder of its shares of TODCO Class B common stock, which in each case were immediately converted into shares of TODCO Class A common stock upon each sale; and

                    WHEREAS, in 2005, a dispute arose among Transocean, Holdings, and TODCO regarding the Original Tax Sharing Agreement; and

                    WHEREAS, TODCO and Holdings desire to amend and restate the Original Tax Sharing Agreement in its entirety as set forth herein in order to clarify certain matters therein.

                    NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                    SECTION 1.  Definition of Terms.  For purposes of this Agreement (including the recitals hereof), the following terms have the following meanings:

                    “Agreement” means this Amended and Restated Tax Sharing Agreement, which for the avoidance of doubt shall be treated as the Tax Sharing Agreement referred to in the Master Separation Agreement and other Ancillary Agreements (as defined in the Master Separation Agreement).

                    “Applicable Discount Rate” means, with respect to any year, the fraction designated in Schedule 1.1.

                    “Carryback” means any net operating loss, net capital loss, tax credit or other similar Tax Item which may or must be carried from one Tax Year to a prior Tax Year under applicable Tax Law.

                    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor law.

                    “Combined Return” means any State or Foreign Income Tax Return which is filed by one or more members of the Transocean Tax Group and which includes, to any extent, one or more members of the TODCO Tax Group or in which income, deductions, or credits of any member of the Transocean Tax Group may be combined with, or offset against, income, deductions, or credits of any member of the TODCO Tax Group.

                    “Combined Year” means, with respect to any State Income Tax or Foreign Income Tax, as applicable, any Tax Year for which a Combined Return is filed; provided, however, that Combined Year means only that portion of such Tax Year in which one or more members of the TODCO Tax Group are included in the Combined Return.

                    “Company” means Holdings or TODCO or one of their Subsidiaries, as the context requires.

                    “Consolidated Return” means any Federal Income Tax Return which is filed on a consolidated basis by Holdings (or any other member of the Transocean Tax Group), as common parent, and its eligible Subsidiaries (as determined under Section 1504(a) of the Code or any successor provision) and which includes, to any extent, TODCO and its eligible Subsidiaries (as determined under Section 1504(a) of the Code or any successor provision).

                    “Consolidated Year” means, with respect to any Federal Income Tax, any Tax Year for which a Consolidated Return is filed; provided, however, that Consolidated Year means only that portion of such Tax Year in which TODCO and its eligible Subsidiaries are included in the Consolidated Return.

                    “Deconsolidation Date” means February 4, 2004.

                    “Effective Date” means February 4, 2004.

                    “Federal Income Tax” means any Income Tax imposed by the United States federal government (including, without limitation, the Taxes imposed by Sections 11, 55, 59A and 1201(a) of the Code).

                    “Federal Income Tax Return” means any report of Federal Income Taxes due, any claims for refund of Federal Income Taxes paid, any information return with respect to Federal Income Taxes, or any other similar report, statement, declaration, or document required to be filed under U.S. federal income Tax Law, including any attachments, exhibits, or other materials submitted with any of the foregoing, and including any amendments or supplements to any of the foregoing.

                    “Foreign Country” means any country other than the United States.

                    “Foreign Income Tax” means any Income Tax imposed by any Foreign Country or any possession of the United States or by any political subdivision of any Foreign Country or possession of the United States.

                    “Group” means the Transocean Tax Group or the TODCO Tax Group, as the context requires.

                    “Holdings” has the meaning set forth in the recital hereto.

                    “Holdings Consolidated Group” means Holdings and its eligible Subsidiaries (as determined under Section 1504(a) of the Code or any successor provision) that file a Federal Income Tax Return on a consolidated basis.

                    “Income Tax” means all Taxes (i) based upon, measured by, or calculated with respect to, net income, net profits or deemed net profits (including, without limitation, any capital gains Tax, minimum Tax based upon, measured by, or calculated with respect to, net income, net profits or deemed net profits, any Tax on items of Tax preference and depreciation recapture or clawback, but not including sales, use, real or personal property, gross or net receipts, gross profits, transfer and similar Taxes),

(ii) imposed by a Foreign Country which qualifies under Section 903 of the Code or (iii) based upon, measured by, or calculated with respect to multiple bases (including, but not limited to, corporate franchise and occupation Taxes) if such Tax may be based upon, measured by, or calculated with respect to one or more bases described in clause (i) above.  Notwithstanding the above, the Taxes described in clause (iii) shall be considered Income Taxes only to the extent that such Taxes exceed the hypothetical amount of such Taxes that would have been imposed had all of the bases described in clause (i) on which such Taxes are based, measured, or calculated been equal to zero.

                    “IPO” has the meaning set forth in the recital hereto.

                    “IPO Closing Date” means February 10, 2004.

                    “Master Separation Agreement” means the Master Separation Agreement dated February 4, 2004 among Transocean, Transocean Holdings and TODCO

                    “Other Return” means any Tax Return which is not a Federal, State, or Foreign Income Tax Return.

                    “Other Tax” means any Tax that is not an Income Tax.

                    “Payment Date” means (x) with respect to any Consolidated Return, the due date for any required installment of estimated taxes determined under Code Section 6655, the due date (determined without regard to extensions) for filing the return determined under Code Section 6072, and the date the return is filed, and (y) with respect to any Combined Return, Separate Return, or Other Return the corresponding dates determined under the applicable Tax Law.

                    “Post-IPO Tax Asset” means a Tax Asset created after the IPO Closing Date as determined under the principles of Section 4.2(b) of this Agreement.

                    “Pre-IPO Tax Asset” means a Tax Asset created on or before the IPO Closing Date as determined under the principles of Section 4.2(b) of this Agreement or any deduction to the extent treated as a Pre-IPO Tax Asset by reason of Section 4.4 of this Agreement.

                    “Separate Return” means any Federal, State, or Foreign Income Tax Return which is not a Consolidated Return or Combined Return.

                    “Separate Return Year” means, with respect to any Federal Income Tax, State Income Tax or Foreign Income Tax, as applicable, a Tax Year or portion thereof which is not a Consolidated Year or Combined Year.

                    “State Income Tax” means any Income Tax imposed by any State of the United States or by any political subdivision of any such State.

                    “Straddle Period” means any Tax Year beginning on or before the IPO Closing Date and ending after the IPO Closing Date.

                    “Subsidiary” means any entity that directly or indirectly is “controlled” by the person or entity in question. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities, by contract or otherwise.

                    “Tax” or “Taxes” means any income, gross income, gross receipts, profits, capital stock, franchise, withholding, payroll, social security, workers compensation, unemployment, disability, property, ad valorem, stamp, excise, severance, occupation, service, sales, use, license, lease, transfer, import, export, value added, alternative minimum, estimated or other similar tax (including any fee, assessment, or other charge in the nature of or in lieu of any tax) imposed by any Tax Authority and any interest, penalties, additions to tax, or additional amounts in respect of the foregoing.

                    “Tax Asset” means any Tax Item that could reduce a Tax, including a net operating loss, net capital loss, loss deferred under Section 267(f) of the Code, investment tax credit, foreign tax credit, charitable deduction or credit related to alternative minimum tax or any other Tax credit, but does not include the tax basis of any asset.

                    “Tax Authority” means, with respect to any Tax, the governmental entity or political subdivision, agency, commission or authority thereof that imposes such Tax, and the agency, commission or authority (if any) charged with the assessment, determination or collection of such Tax for such entity or subdivision.

                    “Tax Benefit” means a reduction in the Tax liability of a taxpayer as reflected in its Tax Return.

                    “Tax Contest” means an audit, review, examination, or any other administrative or judicial proceeding with the purpose or effect of redetermining Taxes of any member of either Group (including any administrative or judicial review of any claim for refund).

                    “Tax Item” means, with respect to any Income Tax, any item of income, gain, loss, deduction, credit or other attribute that may have the effect of increasing or decreasing any Tax.

                    “Tax Law” means the law of any governmental entity or political subdivision thereof, and any controlling judicial or administrative interpretations of such law, relating to any Tax.

                    “Tax Records” means Tax Returns, Tax Return work papers, documentation relating to any Tax Contests, and any other books of account or records required to be maintained under applicable Tax Laws (including but not limited to Section 6001 of the Code) or under any record retention agreement with any Tax Authority.

                    “Tax Return” means any report of Taxes due, any claims for refund of Taxes paid, any information return with respect to Taxes, or any other similar report, statement, declaration, or document required to be filed under any applicable Tax Law, including any attachments, exhibits, or other materials submitted with any of the foregoing, and including any amendments or supplements to any of the foregoing.

                    “Tax Year” means, with respect to any Tax, the year, or shorter period, if applicable, for which the Tax is reported as provided under applicable Tax Law.

                    “TODCO” has the meaning set forth in the recital hereto.

                    “TODCO Business” has the meaning set forth in the Master Separation Agreement.

                    “TODCO Tax Group” means TODCO and all persons that are Subsidiaries of TODCO immediately after the IPO Closing Date, including without limitation the Subsidiaries set forth in Schedule 1.2 and persons that become Subsidiaries of TODCO thereafter.  If the Transocean Tax Group transfers any part of the TODCO Business (including any Subsidiary) to the TODCO Tax Group, or the TODCO Tax Group transfers any part of the Transocean Business (including any Subsidiary) to the Transocean Tax Group, after the IPO Closing Date in a transaction contemplated by Sections 2.7 and 2.8 of the Master Separation Agreement, such transfer will be deemed to have occurred immediately before the IPO Closing Date.

                    “Transocean” has the meaning set forth in the recital hereto.

                    “Transocean Business” has the meaning set forth in the Master Separation Agreement.

                    “Transocean Tax Group” means Transocean and all persons that are Subsidiaries of Transocean, other than members of the TODCO Tax Group, immediately after the IPO Closing Date, including without limitation the Subsidiaries set forth in Schedule 1.3 and persons that become Subsidiaries of Transocean thereafter.  If the Transocean Tax Group transfers any part of the TODCO Business (including any Subsidiary) to the TODCO Tax Group, or the TODCO Tax Group transfers any part of the Transocean Business (including any Subsidiary) to the Transocean Tax Group, after the IPO Closing Date in a transaction contemplated by Article II of the Master Separation Agreement, such transfer will be deemed to have occurred immediately before the IPO Closing Date.

                    “Treasury Regulations” means the regulations promulgated from time to time under the Code as in effect for the relevant Tax Year.

                    SECTION 2.  Allocation of Income Tax Liabilities.

                    2.1     Federal Income Taxes.  Except as provided in Section 2.5, liability for Federal Income Taxes shall be allocated as follows:.

                              (a)     Consolidated Years.

                                        (i)     Except as provided in Section 2.1(a)(ii), for each Consolidated Year, TODCO shall be liable for and pay to Holdings an amount equal to the Federal Income Taxes attributable to the TODCO Tax Group.  Such amount shall be determined as if TODCO and its eligible Subsidiaries were not required to join and did not join in the filing of the Consolidated Return for that Consolidated Year but instead filed their own consolidated Federal Income Tax Return on which TODCO’s tax liability was calculated pursuant to Treasury Regulations Section 1.1552-1(a)(2)(ii).

                                        (ii)     TODCO shall not be liable for any Federal Income Taxes attributable to the TODCO Tax Group (x) for any Consolidated Year which ends on or before the IPO Closing Date or (y) in the case of a Consolidated Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.

                                        (iii)     Holdings shall indemnify TODCO and its Subsidiaries for all Federal Income Taxes for all Consolidated Years other than amounts for which TODCO is liable pursuant to this Section 2.1(a).

                              (b)     Separate Return Years.

                                        (i)     Except as provided in Section 2.1(b)(ii), TODCO shall be liable for all Federal Income Taxes imposed on members of the TODCO Tax Group with respect to all Separate Return Years.

                                        (ii)     TODCO shall not be liable for any Federal Income Taxes imposed on members of the TODCO Tax Group (x) for any Separate Return Year which ends on or before the IPO Closing Date or (y) in the case of a Separate Return Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.  Notwithstanding the immediately preceding sentence, if any member of the TODCO Tax Group becomes a member of such Group after the IPO Closing Date (determined after the application of Section 2.5(a) of this Agreement), TODCO shall be liable for all Federal Income Taxes imposed on such member for all Separate Return Years.

                                        (iii)     Holdings shall indemnify TODCO and its Subsidiaries for all Federal Income Taxes for all Tax Years which are not Consolidated Years other than amounts for which TODCO is liable pursuant to this Section 2.1(b).

                    2.2     State Income Taxes.  Except as provided in Section 2.5, liability for State Income Taxes shall be allocated as follows:

                              (a)     Combined Years.

                                        (i)     Except as provided in Section 2.2(a)(ii), for each Combined Year, TODCO shall be liable for and pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) an amount equal to the State Income Taxes attributable to the TODCO Tax Group.  Such amount shall be determined as if TODCO and its eligible Subsidiaries were not required to join and did not join in the filing of a Combined Return for that Combined Year but instead filed their own combined State Income Tax Return on which TODCO’s tax liability was calculated consistently with the principles of Treasury Regulations Section 1.1552-1(a)(2)(ii).

                                        (ii)     TODCO shall not be liable for any State Income Taxes attributable to the TODCO Tax Group (x) for any Combined Year which ends on or before the IPO Closing Date or (y) in the case of a Combined Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.

                                        (iii)     Holdings shall indemnify TODCO and its Subsidiaries for all State Income Taxes for all Combined Years other than amounts for which TODCO is liable pursuant to this Section 2.2(a).

                              (b)     Separate Return Years.

                                        (i)     Except as provided in Section 2.2(b)(ii), TODCO shall be liable for all State Income Taxes imposed on members of the TODCO Tax Group with respect to all Separate Return Years.

                                        (ii)     TODCO shall not be liable for any State Income Taxes imposed on members of the TODCO Tax Group (x) for any Separate Return Year which ends on or before the IPO Closing Date or (y) in the case of a Separate Return Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.  Notwithstanding the immediately preceding sentence, if any member of the TODCO Tax Group becomes a member of such Group after the IPO Closing Date (determined after the application of Section 2.5(a) of this Agreement), TODCO shall be liable for all State Income Taxes imposed on such member for all Separate Return Years.

                                        (iii)     Holdings shall indemnify TODCO and its Subsidiaries for all State Income Taxes for all Separate Return Years other than amounts for which TODCO is liable pursuant to this Section 2.2(b).

                    2.3     Foreign Income Taxes.  Except as provided in Section 2.5, liability for Foreign Income Taxes shall be allocated as follows:

                              (a)     Combined Years.

                                        (i)     Except as provided in Section 2.3(a)(ii), for each Combined Year, TODCO shall be liable for and pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) an amount equal to the Foreign Income Taxes that are attributable to the TODCO Tax Group.  Such amount shall be determined as if TODCO and its eligible Subsidiaries were not required to join and did not join in the filing of a Combined Return for that Combined Year but instead filed their own combined Foreign Income Tax Return on which TODCO’s tax liability was calculated consistently with the principles of Treasury Regulations Section 1.1552-1(a)(2)(ii).

                                        (ii)     TODCO shall not be liable for any Foreign Income Taxes attributable to the TODCO Tax Group (x) for any Combined Year which ends on or before the IPO Closing Date or (y) in the case of a Combined Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.

                                        (iii)    Holdings shall indemnify TODCO and its Subsidiaries for all Foreign Income Taxes for all Combined Years other than amounts for which TODCO is liable pursuant to this Section 2.3(a).

                              (b)     Separate Return Years.

                                        (i)      Except as provided in Section 2.3(b)(ii), TODCO shall be liable for all Foreign Income Taxes imposed on members of the TODCO Tax Group with respect to all Separate Return Years.

                                        (ii)     TODCO shall not be liable for any Foreign Income Taxes imposed on the TODCO Tax Group (x) for any Separate Return Year which ends on or before the IPO Closing Date or (y) in the case of a Separate Return Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.  Notwithstanding the immediately preceding sentence, if any member of the TODCO Tax Group becomes a member of such Group after the IPO Closing Date (determined after the application of Section 2.5(a) of this Agreement), TODCO shall be liable for all Foreign Income Taxes imposed on such member for all Separate Return Years.

                                        (iii)    Holdings shall indemnify TODCO and its Subsidiaries for all Foreign Income Taxes for all Separate Return Years other than amounts for which TODCO is liable pursuant to this Section 2.3(b).

                    2.4     Other Taxes.  Except as provided in Section 2.5, TODCO shall be liable for any Other Tax attributable to the TODCO Business, and Holdings shall indemnify TODCO and its Subsidiaries for any Other Tax that is not attributable to the TODCO Business.

                    2.5     Special Rules.

                              (a)     Separation Transactions Occurring After the IPO Closing Date.  If the Transocean Tax Group transfers any part of the TODCO Business (including any Subsidiary) to the TODCO Tax Group, or the TODCO Tax Group transfers any part of the Transocean Business (including any Subsidiary) to the Transocean Tax Group, after the IPO Closing Date in a transaction contemplated by Sections 2.7 or 2.8 of the Master Separation Agreement, such transfer will be deemed to have occurred immediately before the IPO Closing Date for purposes of computing the Taxes imposed on or attributable to the TODCO Tax Group and the Transocean Tax Group.

                              (b)     Straddle Periods.  For purposes of determining the Income Taxes attributable to or imposed on the TODCO Tax Group for the portion of any Straddle Period which ends on the IPO Closing Date, such Straddle Period shall be treated as two Tax Years, one ending on the IPO Closing Date and the other beginning on the following day, and all calculations shall be made by (x) closing the books of the TODCO Tax Group at the end of the month preceding the month in which the IPO Closing Date occurs, (y) closing the books of the TODCO Tax Group again at the end of the month in which the IPO Closing Date occurs, and (z) apportioning Tax Items accruing in the month in which the IPO Closing Date occurs to each hypothetical Tax Year pro rata in proportion to the number of days in such month that are within each hypothetical Tax Year.  Notwithstanding the immediately preceding sentence, all Tax Items that are extraordinary items within the meaning of Treasury Regulations Section 1.1502-76(b)(2)(ii)(C) shall be allocated to the hypothetical Tax Year in which they accrue; provided, however, that all extraordinary items (other than items resulting from a transaction contemplated by Article II of the Master Separation Agreement) accruing after the Deconsolidation Date and on or before the IPO Closing Date will be allocated entirely to the hypothetical Tax Year that begins on the day following the IPO Closing Date .

                              (c)     Short Years. If a Consolidated or Combined Return is filed with respect to a Tax Year, and if TODCO and its eligible Subsidiaries are not included in such Consolidated or Combined Return for that entire Tax Year, then for purposes of determining the Income Taxes attributable to or imposed on the TODCO Tax Group for the resulting short Consolidated or Combined Year and the short Separate Return Year, all calculations shall be made by (x) closing the books of the TODCO Tax Group at the end of the month preceding the month in which the first short year ends, (y) closing the books of TODCO Tax Group again at the end of the month in which the first short year ends, and (z) apportioning Tax Items accruing in the month in which the first short year ends to each short year pro rata in proportion to the number of days in such month that are within each short year.  Notwithstanding clause (z) of the immediately preceding sentence, all Tax Items that are extraordinary items within the meaning of Treasury Regulations Section 1.1502-76(b)(2)(ii)(C) shall be allocated to the short year in which they accrue; provided, however, that the principles of Treasury Regulations Section 1.1502-76(b)(1)(ii)(B) (Next Day Rule) shall apply in determining the proper allocation of extraordinary items accruing on the last day of the earlier short Tax Year.

                              (d)     Payments to Foreign Jurisdictions.  If at any time after the Deconsolidation Date any member of the TODCO Tax Group makes a payment to a foreign Tax Authority for Taxes for which Holdings is otherwise liable under this Agreement, Holdings shall have no obligation to indemnify such member unless such member obtains prior written consent from Holdings to make such payment.  If Holdings fails to consent to such payment, it shall indemnify TODCO and its Subsidiaries for any Taxes resulting from the failure to make such payment.

                              (e)     Income Taxes Attributable to Trinidad and Tobago.  TODCO shall be liable for all Foreign Income Taxes imposed by the Republic of Trinidad and Tobago that are attributable to the TODCO Business, regardless of whether such Taxes relate to a period, or portion thereof, ending on or before the IPO Closing Date.

                              (f)     Payroll Taxes Resulting from Exercise of Stock Options.  Holdings shall be liable for all payroll Taxes, including Taxes imposed under Sections 3102, 3111, and 3301 of the Code or similar provisions under state or foreign Tax Laws, resulting from the delivery (or deemed delivery in the case of a cashless exercise) by the Transocean Tax Group of stock of Transocean to any person pursuant to the exercise of a stock option described in Section 4.4 and listed on Schedule 4.4.

                    2.6     Tax Payments and Intercompany Billings.  Each Company shall pay the Taxes allocated to it by this Section 2 either to the applicable Taxing Authority or to the other appropriate Company in accordance with Section 5.

                    SECTION 3.  Preparation and Filing of Tax Returns.

                    3.1     Combined Returns and Consolidated Returns.

                              (a)     Preparation by Transocean and Holdings. Holdings shall be responsible for preparing all Consolidated Returns and Combined Returns.

                              (b)     Provision of Information and Assistance by TODCO.

                                        (i)     Information with Respect to Final Returns.  TODCO shall, for each Consolidated Return or Combined Return, provide Holdings with all information relating to members of the TODCO Tax Group which Holdings needs to prepare such return.  TODCO shall use its best efforts to provide such information no later than the earlier of (x) thirty days prior to the due date of such Consolidated Return or Combined Return, taking into account any extensions that Holdings has given written notice to TODCO that it intends to file, or (y) the first day of the fifth month following the end of the Tax Year to which such information relates, but in any event shall provide such information no later than the earlier of (x) fifteen days prior to the due date of such Consolidated Return or Combined Return, taking into account any extensions that Holdings has given written notice to TODCO that it intends to file, and (y) the fifteenth day of the fifth month following the end of such Tax Year.

                                        (ii)     Information with Respect to Estimated Payments and Extension Payments.  TODCO shall provide Holdings with all information relating to members of the TODCO Tax Group which Holdings needs to determine the amount of Taxes due on any Payment Date.  TODCO shall use its best efforts to provide such information no later than fifteen days before such Payment Date, but in any event shall provide such information no later than ten days before such Payment Date.

                                        (iii)    Assistance.  At the request of Holdings, TODCO shall take any action (e.g., filing a ruling request with the relevant Tax Authority or executing a power of attorney) that is reasonably necessary in order for Holdings to prepare, file, amend or take any other action with respect to any Consolidated or Combined Return.

                    3.2     Separate Returns and Other Returns.

                              (a)     Tax Returns to be Prepared by Holdings. Holdings shall be responsible for preparing all Separate Returns and Other Returns which (x) relate solely to one or more members of the Transocean Tax Group for any Tax Year, (y) relate solely to one or more members of the TODCO Tax Group for any Tax Year ending on or before the IPO Closing Date or for any Tax Year which is a Straddle Period, or (z) are information returns (including without limitation IRS Forms W-2 and 1099) relating solely to the delivery (or deemed delivery in the case of a cashless exercise) by the Transocean Tax Group of stock of Transocean to any person pursuant to the exercise of a stock option described in Section 4.4.  In connection with the preparation of the Tax Returns specified in this Section 3.2(a), TODCO shall provide information and assistance as described in Sections 3.1(b)(ii) and (iii) in the same manner as if such Tax Returns were Consolidated Returns or Combined Returns.

                              (b)     Tax Returns to be Prepared by TODCO.

                                        (i)     Except as otherwise provided in this Section 3.2(b), TODCO shall be responsible for preparing all Separate Returns and Other Returns which relate solely to one or more members of the TODCO Tax Group for any Tax Year ending after the IPO Closing Date and which is not a Straddle Period, but not including information returns (including without limitation IRS Forms W-2 and 1099) relating solely to the delivery (or deemed delivery in the case of a cashless exercise) by the Transocean Tax Group of stock of Transocean to any person pursuant to the exercise of a stock option described in Section 4.4.  In preparing such Other Returns, TODCO may not take any positions that it knows, or reasonably should know, would adversely affect any member of the Transocean Tax Group.  Notwithstanding anything to the contrary in this Section 3 and until a final determination is made by a Taxing Authority to the contrary, TODCO shall claim (or shall cause the appropriate member of the TODCO Tax Group to claim) on the relevant Tax Return the deduction under Section 83(h) of the Code or any other relevant provision of federal Tax Law with respect to all stock options described in Section 4.4 and listed on Schedule 4.4 that have been exercised during the Tax Year covered by such Tax Return.

                                        (ii)     Holdings will have the right to determine the items specified in clauses (1), (3), (4) and (5) of Section 3.3(a) with respect to any Tax Return described in Section 3.2(b)(i) if either (x) such Tax Return is filed for a Tax Year at any time during which Transocean or Holdings owned stock possessing greater than 50% of the voting power of all of the outstanding TODCO stock or (y) such Tax Return is filed for a Tax Year at any time during which there remains a present or potential obligation of at least $5,000,000, in the aggregate, under Section 4.2(a) for TODCO to pay Holdings for the use or deemed use of any Pre-IPO Tax Asset.  The determination in clause (y) shall be made without considering any stock options described in Section 4.4 and listed on Schedule 4.4.  For any Tax Year in which neither of the conditions in clauses (x) or (y) are met, TODCO shall make reasonable efforts to utilize all remaining Pre-IPO Tax Assets.

                              (c)     Provision of Information. Holdings shall provide to TODCO, and TODCO shall provide to Holdings, any information about members of the Transocean Tax Group or the TODCO Tax Group, respectively, which the party receiving such information needs to comply with Section 3.2(a) or (b).  Such information shall be provided within the time prescribed by Section 3.1(b) for the provision of information for Consolidated Returns and Combined Returns.

                    3.3     Special Rules Relating to the Preparation of Tax Returns.

                              (a)     General Rule.  Except as otherwise provided in this Agreement, the party responsible for filing a Tax Return pursuant to Sections 3.1 or 3.2 shall have the exclusive right, in its sole discretion, with respect to such Tax Return to determine (1) the manner in which such Tax Return shall be prepared and filed, including the elections, methods of accounting, positions, conventions and principles of taxation to be used and the manner in which any Tax Item shall be reported, (2) whether any extensions may be requested, (3) the elections that will be made on such Tax Return, (4) whether an amended Tax Return shall be filed, (5) whether any claims for refund shall be made, (6) whether any refunds shall be paid by way of refund or credited against any liability for the related Tax and (7) whether to retain outside firms to prepare or review such Tax Return.

                              (b)     Election to File Consolidated or Combined Returns.  Holdings shall have the sole discretion of filing any Consolidated Return or Combined Return, if the filing of such return is elective under the relevant Tax Law.

                              (c)     Returns Affecting Liability of Other Party.  Insofar as a Tax Return prepared by Holdings may affect Taxes for which TODCO is liable pursuant to this Agreement, or vice versa:

                                        (i)      Tax Accounting Practices. The Tax Return shall be prepared consistently with past Tax accounting practices to the extent permissible under applicable Tax Law.

                                        (ii)     Review Prior to Filing. The Company responsible for preparing any Tax Return (whether Holdings on the one hand or TODCO on the other hand) shall make the Tax Return or relevant portion thereof available to the other Company no later than thirty days before the Tax Return is due, taking into account any extensions that the responsible Company files, and shall in good faith take into account any comments on such Tax Return by the other Company.

                              (d)     Standard of Performance.  Holdings shall prepare the Tax Returns for which it is responsible pursuant to this Section 3 and which relate to the TODCO Tax Group with the same general degree of care as it uses in preparing Tax Returns relating solely to the Transocean Tax Group.  Holdings shall not be liable for any additional Taxes that result from a redetermination in a Tax Contest and for which TODCO is otherwise liable under Section 2, unless such additional Taxes arise solely as a result of Holdings failure to exercise such degree of care.

                    SECTION 4.  Tax Benefits, Refunds, and Carrybacks.

                    4.1     Compensation by Holdings for TODCO’s Post-IPO Tax Assets.  In the event that any member of the Transocean Tax Group realizes a Tax Benefit during any Consolidated Year or Combined Year as a result of the use or absorption by any Transocean Tax Group member of any Post-IPO Tax Asset of the TODCO Tax Group, as determined under the principles of Section 4.2(b), then Holdings (or other appropriate member of the Transocean Tax Group) shall pay to TODCO, in accordance with Section 5, the value of such Tax Asset, as determined under the principles of Section 4.2(c) without regard to the specific rules following clause (iii) thereof.

                    4.2     Compensation by TODCO for Pre-IPO Tax Assets.

                              (a)     Payment for Tax Assets.  Except as otherwise provided in Sections 4.2(f), (g) and (h), if on any Tax Return, any member of the TODCO Tax Group uses or absorbs any Pre-IPO Tax Asset to reduce anyTax for which TODCO is liable under Section 2, then TODCO shall, in accordance with Section 5, pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) an amount equal to the value of such Tax Asset.  For purposes of this Section 4.2(a), whether the use or absorption of a Pre-IPO Tax Asset by any member of the TODCO Tax Group has the effect of reducing any Tax for which TODCO is liable under Section 2 shall be determined without regard to any unused Tax Asset that, but for such Pre-IPO Tax Asset, could have otherwise been used or absorbed to reduce such Tax.

                              (b)     Time at which Tax Asset is Created.  For purposes of Section 4.2(a):

                                        (i)      General Rule.  A Tax Asset shall be considered created in the Tax Year relating to the Tax Return (including an information return of U.S. persons with respect to certain foreign corporations on Internal Revenue Service Form 5471) on which the Tax Asset is first included.  In the case of a Straddle Period, the principles of Section 2.5(b) shall apply to determine whether such Tax Asset is created on or before the IPO Closing Date.

                                        (ii)     Exception for Certain Excluded Tax Assets.  Any Tax Asset not included in a Tax Return by reason of Sections 163(j) or 267 of the Code, Treasury Regulations Section 1.1502-13 or any similar deferral provision under federal, state or foreign Tax Law shall be considered included in such Tax Return.  This provision does not apply to any Tax Asset relating to Transocean stock options.

                                        (iii)    Exception for Tax Assets Arising out of the Payment of Income Taxes.  Any Tax Asset resulting from the payment of (x) a Foreign Income Tax, other than a Foreign Income Tax described in Section 5.3(b), (y) a State Income Tax or (z) an alternative minimum tax imposed by Section 55 of the Code shall be considered created in the year in which the income or other Tax Item to which such Tax relates accrued, regardless of the year in which such Tax is paid or accrued.

                                        (iv)     Exception for Displaced Post-IPO Tax Assets.  Any Tax Asset that (x) would otherwise be treated, pursuant to Sections 4.2(b)(i) through (iii), as created after the IPO Closing Date and (y) has the effect of reducing, pursuant to Section 4.2(c), the value of any Pre-IPO Tax Asset shall thereafter be treated as created on or before the IPO Closing Date.

                              (c)     Value of Tax Assets. For purposes of Section 4.2(a), the value of any Tax Asset shall be considered equal to:

                                        (i)     in the case of any deduction, loss previously deferred under Section 267(f) of the Code, net operating loss or net capital loss not otherwise described in clause (iii) below, the product of (1) the amount of such deduction or loss used or absorbed on such Tax Return and (2) the highest statutory tax rate applicable under Section 11 of the Code or relevant state or foreign Tax Law,

                                        (ii)     in the case of any tax credit not otherwise described in clause (iii) below, one hundred percent (100%) of such tax credit used or absorbed on such Tax Return, and

                                        (iii)    in the case of any Tax Asset that is a Pre-IPO Tax Asset by reason of Section 4.2(b)(iv), the amount by which such Tax Asset previously reduced, pursuant to this Section 4.2(c), the value of another Pre-IPO Tax Asset;

provided, however, that the value of any Pre-IPO Tax Asset shall be reduced (but not below zero) by the value of any Post-IPO Tax Asset (other than a carryback of (1) a net operating loss, (2) tax credit or (3) any other Post-IPO Tax Asset) to the extent that such Post-IPO Tax Asset could have otherwise been used or absorbed by the TODCO Tax Group, but for the existence of a Pre-IPO Tax Asset, to similarly reduce the Tax for which TODCO is liable under Section 2.  For purposes of the immediately preceding sentence, a Post-IPO Tax Asset will also be considered eligible to have otherwise been used or absorbed if such Tax Asset was used or absorbed on the relevant Tax Return as a deduction and could have been used or absorbed as a tax credit, but for the existence of a Pre-IPO Tax Asset.  Any Post-IPO Tax Asset that TODCO (or Holdings, by reason of Section 3.2(b)(ii)) may elect to treat either as a tax credit or a deduction shall be valued in the following manner: (x) in the case of a Tax Asset that is reported on the relevant Tax Return as a tax credit, the Tax Asset shall have a value equal to 80 percent of its value determined under Section 4.2(c)(ii), and (y) in the case of a Tax Asset that is reported on the relevant Tax Return as a deduction, the Tax Asset shall have a value equal to 80 percent of the excess of its value as if determined under Section 4.2(c)(ii) over its value determined under Section 4.2(c)(i).

                              (d)     Determination of Tax Assets Used or Absorbed.  The determination of (x) whether any Pre-IPO Tax Asset (including any Tax Asset treated as a Pre-IPO Tax Asset pursuant to Section 4.2(b)(iv)) has been used or absorbed on any relevant Tax Return after the IPO Closing Date, (y) the value of any such Tax Asset as determined pursuant to Section 4.2(c), and (z) whether any other Tax Asset becomes described in Section 4.2(b)(iv) as a result of the use or absorption of any Pre-IPO Tax Asset shall be made by TODCO and reported by a nationally recognized accounting firm no later than twenty (20) days after the date on which the relevant Tax Return is filed.  Such accounting firm shall report such determination by applying the same standards as it would in preparing a tax return that it would sign as an “income tax return preparer” (as defined in Section 7701(a)(36) of the Code) and such accounting firm shall sign a letter certifying that such determination has been made in accordance with such standards and on a fair and impartial basis.  Holdings shall be given an opportunity to review such determination and the supporting schedules and calculations.  Holdings shall be given the opportunity to ask questions of the accounting firm, and if Holdings is not satisfied with the detail given in the supporting schedules, the accounting firm shall provide Holdings with any additional supporting detail as Holdings shall reasonably request.  Holdings shall have, in its sole discretion, the right to designate a nationally recognized accounting firm and shall bear all costs associated with such firms reporting under this Section 4.2(d).

                              (e)     Forecast of Tax Assets Used or Absorbed.  If during any Tax Year ending after the IPO Closing Date any Pre-IPO Tax Asset continues to be available for use by any member of the TODCO Tax Group, then TODCO shall provide to Holdings, no later than March 15, June 15, September 15 and December 15 of such year, periodic forecasts of (1) the use of such Tax Asset during such year, (2) the value of such Tax Asset, (3) whether any other Tax Asset will become described in Section 4.2(b)(iv) and (4) any other items reasonably requested by Holdings.  TODCO shall also provide to Holdings, no later than October 15 of such year, a forecast of (1) the use or absorption of any such Tax Asset in the following year, (2) the value of such Tax Asset, (3) any other Tax Asset that will become described in Section 4.2(b)(iv) and (4) any other items reasonably requested by Holdings.

                              (f)     Acceleration of Payments Upon Change of Control.  If on any day following the IPO Closing Date any person or entity other than a member of the Transocean Tax Group owns stock (or would be treated as owning stock if the attribution rules of Section 318(a) of the Code were to apply) possessing greater than 50% of the voting power of all of the outstanding TODCO stock, all unused Pre-IPO Tax Assets (except deemed Pre-IPO Tax Assets under Section 4.4, which will be payable when utilized as otherwise set forth in this Agreement) shall, for purposes of Section 4.2(a), be treated as having been used by TODCO on a Tax Return filed immediately prior to such day.  In such case, TODCO shall, in accordance with Section 5, pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) the amount equal to the product of (x) the value of all unused Pre-IPO Tax Assets and (y) the Applicable Discount Rate for the year in which the Tax Return including such Pre-IPO Tax Assets is treated as being filed.  The value of all such unused Pre-IPO Tax Assets shall be determined pursuant to Sections 4.2(c)(i), (ii) and (iii), without reduction by the value of any Post-IPO Tax Asset.  However, if any such unused Pre-IPO Tax Asset (other than a Tax Asset that is a Pre-IPO Tax Asset by reason of Section 4.2(b)(iv)) is a foreign tax credit under Section 901 of the Code, then such unused Pre-IPO Tax Asset shall be valued under Section 4.2(c)(i) as if it were a deduction rather than under Section 4.2(c)(ii).

                              (g)     Acceleration of Payments Upon Deconsolidation.  If on any day following the IPO Closing Date any member of the TODCO Tax Group ceases to join in the filing of a Federal Income Tax Return which is filed on a consolidated basis by TODCO, as the common parent, and its eligible Subsidiaries (as determined under Section 1504(a) of the Code or any successor provision), all Pre-IPO Tax Assets attributable to such member (except deemed Pre-IPO Tax Assets under Section 4.4, which will be payable when utilized as otherwise set forth in this Agreement) shall, for purposes of Section 4.2(a), be treated as having been used on a Tax Return filed immediately prior to such day.  A Tax Asset shall be attributable to a member of the TODCO Tax Group if such member would be entitled to deduct, credit or otherwise use, under the relevant Tax Law, such Pre-IPO Tax Asset on a Tax Return filed with respect to any Tax Year, or portion thereof, beginning after such day.  If any Pre-IPO Tax Asset is treated as being used pursuant to this Section 4.2(g), TODCO shall, in accordance with Section 5, pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) the amount equal to the product of (x) the value of such Pre-IPO Tax Asset and (y) the Applicable Discount Rate for the year in which the Tax Return including such Pre-IPO Tax Asset is treated as being filed.  The value of such Pre-IPO Tax Asset shall be determined pursuant to Sections 4.2(c)(i), (ii) and (iii), without reduction by the value of any Post-IPO Tax Asset.  However, if such Pre-IPO Tax Asset (other than a Tax Asset that is a Pre-IPO Tax Asset by reason of Section 4.2(b)(iv)) is a foreign tax credit under Section 901 of the Code, then such Pre-IPO Tax Asset shall be valued under Section 4.2(c)(i) as if it were a deduction rather than under Section 4.2(c)(ii).

                              (h)     Other Special Rules.  The following rules shall apply for purposes of applying this Section:

                                        (i)      Ordering Rules.  If as a result of the application of Section 4.2(a), Section 4.2(f) or Section 4.2(g) a Tax Asset is treated as used or absorbed more than once, such Tax Asset shall be treated as used, for purposes of this Section 4, only once and at the earliest possible date.

                                        (ii)     Alternative Minimum Tax.  This Section 4 shall be applied without regard to the alternative minimum tax and the alternative minimum tax credit provisions of Sections 53 and 55 through 59 of the Code; provided, however, that this Section 4 shall apply to any credit under Section 53 of the Code arising out of the payment of alternative minimum tax under Section 55 of the Code with respect a Tax Year, or portion thereof, ending on or before the IPO Closing Date.  For purposes of Section 4.2(a), TODCO will be deemed to use or absorb any credit under Section 53 of the Code that is a Pre-IPO Tax Asset only after it has used or absorbed all other available credits under Section 53 of the Code.

                                        (iii)    Trinidad and Tobago Taxes and Tax Assets.  Section 4.2(a) shall not apply, and TODCO shall have no obligation to pay Holdings, with respect to any Pre-IPO Tax Asset, to the extent that such Tax Asset either (x) reduces a Foreign Income Tax imposed by the Republic of Trinidad and Tobago and the creation of such Tax Asset was attributable to the TODCO Business or (y) is generated as a result of the payment of a Foreign Income Tax imposed by the Republic of Trinidad and Tobago and such Foreign Income Tax was attributable to the TODCO Business.

                                        (iv)     Reduction in Value of State Tax Assets to Offset Loss of Federal Income Tax Deductions.  The value, as otherwise determined under Section 4.2(c), of any Pre-IPO Tax Asset that reduces a State Income Tax shall be reduced by the deemed lost Federal Income Tax related Tax Benefit, which shall be the product of (1) the value of such Pre-IPO Tax Asset as otherwise determined under Section 4.2(c) and (2) the highest statutory tax rate applicable under Section 11 of the Code.

                                        (v)     Reduction in Value of Foreign Tax Assets to Offset Loss of Federal Income Tax Deductions.  The value, as otherwise determined under Section 4.2(c), of any Pre-IPO Tax Asset that reduces a Foreign Income Tax shall be reduced by the deemed lost Federal Income Tax related Tax Benefit, which shall be the product of (1) the value of such Pre-IPO Tax Asset as otherwise determined under Section 4.2(c) and (2) the highest statutory tax rate applicable under Section 11 of the Code.

                                        (vi)     Examples.  The operation of various provisions of this Section 4 is illustrated by examples in Appendix A of this Agreement.

                    4.3     Claims for Refund from Carrybacks.

                              (a)     Filing Claims and Making Payments for Carrybacks.  If the TODCO Tax Group generates a Carryback to a Consolidated Year or Combined Year, then, upon request of TODCO, Holdings may, in its sole discretion, file a claim for refund arising from such Carryback and pay such refund to TODCO in accordance with Section 5.

                              (b)     Adjustment of Tax Items. In the event that a Carryback by the TODCO Tax Group to a Consolidated Year or Combined Year increases the liability for Taxes of the Transocean Tax Group, the amount of the refund to which the TODCO Tax Group shall be entitled to receive, in accordance with Section 5, shall be net of such increased liability to the Transocean Tax Group.

                    4.4     Tax Benefits Resulting from Exercise of Stock Options.  If pursuant to the exercise of a stock option listed on Schedule 4.4, the Transocean Tax Group delivers (or is deemed to deliver in the case of a cashless exercise) stock of Transocean to the person exercising such option, then (x) 55% of the deduction under Section 83 of the Code or any other relevant provision of federal Tax Law and (y) 55% of the deduction for amounts paid by Holdings pursuant to Section 2.5(f), in each case, with respect to the delivery of such stock shall be treated as a Pre-IPO Tax Asset for purposes of Section 4.2 and subject to the payment provisions of Section 5.  Any stock option (or a portion thereof) not otherwise listed on Schedule 4.4 shall be deemed to be listed on Schedule 4.4 if Holdings establishes to the reasonable satisfaction of TODCO (or the Internal Revenue Service concludes on audit of either Holdings or TODCO) that the delivery of Transocean stock pursuant to the exercise of such option (or portion thereof) would give rise to a deduction allocable to a member of the TODCO Tax Group.

                    SECTION 5.  Tax Payments and Intercompany Billings.

                    5.1     Consolidated and Combined Returns.

                              (a)     Computation and Payment of Tax Due. At least ten business days prior to any Payment Date for a Consolidated or Combined Return, Holdings shall compute the amount of Tax required to be paid to the relevant Tax Authority with respect to such Tax Return on such Payment Date and shall notify TODCO in writing of (x) the amount of Tax required to be paid on such Payment Date, and (y) the amount, if any, of such Tax which is allocable to TODCO under Sections 2.1(a), 2.2(a) and 2.3(a).  Holdings will pay, or shall cause one or more of its Subsidiaries (other than members of the TODCO Tax Group) to pay, the amount described in clause (x) of the immediately preceding sentence to the relevant Tax Authority on or before such Payment Date.

                              (b)     Computation and Payment of TODCO Liability With Respect to Tax Due.  Within thirty days following any Payment Date, TODCO will pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) the amount, if any, of Tax paid on such Payment Date for which TODCO is liable in accordance with Sections 2.1(a), 2.2(a) and 2.3(a), appropriately adjusted for prior payments made by TODCO with respect to that Consolidated or Combined Year.  If, at any time, the total amount of payments made by TODCO to Transocean (or any of its Subsidiaries other than members of the TODCO Tax Group) with respect to Taxes for a Consolidated or Combined Year exceeds the amount for which TODCO is liable in accordance with Sections 2.1(a), 2.2(a) and 2.3(a), Holdings will promptly remit the excess to TODCO.

                    5.2     Payment of Refunds, Tax Benefits, and Tax Assets.  Except as otherwise provided in Section 5.8 or any other part of this Agreement:

                              (a)     Refund or Tax Benefit Received by Transocean Tax Group. If a member of the Transocean Tax Group receives a Tax refund with respect to Taxes for which a member of the TODCO Tax Group is liable hereunder or receives a Tax Benefit for which TODCO is entitled to reimbursement hereunder, Holdings, as appropriate, shall pay to TODCO, within thirty days following the receipt of the Tax refund or Tax Benefit, an amount equal to such Tax refund or Tax Benefit.  Unless specified otherwise in this Agreement, a Tax Benefit will be considered received at the time the Tax Return is filed with respect to such Tax Benefit.

                              (b)     Refund Received by TODCO Tax Group. If a member of the TODCO Tax Group receives a Tax refund with respect to Taxes for which a member of the Transocean Tax Group is liable hereunder, TODCO shall pay to Holdings, within thirty days after the receipt of the Tax refund, an amount equal to such Tax refund.

                              (c)     Tax Asset Used by TODCO Tax Group.

                                        (i)     Estimated Payments.  TODCO shall, consistent with the principles of Section 4.2, estimate the value of all Pre-IPO Tax Assets utilized in determining each required installment of estimated taxes payable by any member of the TODCO Tax Group either to Holdings under Section 5.1(b) or to a Tax Authority under Code Section 6655 (without regard to Code Section 6655(d)(1)(B)(ii)) or other applicable Tax Law.  Within thirty days following the required payment date for such installment (and whether or not any payment is actually made), TODCO shall pay to Holdings the estimated value of such Pre-IPO Tax Assets, reduced by any payments previously made by TODCO to Holdings, and increased by any payments previously made by Holdings to TODCO, pursuant to this Section 5.2(c)(i) for the same Tax Year.  If the adjustments described in the immediately preceding sentence result in a deficit (i.e., a reduction below zero), then Holdings will promptly remit to TODCO the amount of such deficit.  Solely for purposes of this Section 5.2(c)(i), the estimated value of the Pre-IPO Tax Assets utilized in determining the required installment shall be (i) in the case of the first required installment, 25% of the value of the Pre-IPO Tax Assets estimated to be used during the entire year, (ii) in the case of the second required installment, 50% of such value, (iii) in the case of the third required installment, 75% of such value, and (iv) in the case of the fourth required installment, 100% of such value.

                                        (ii)     Date Tax Return is Due.  If any member of the TODCO Tax Group receives an extension of the due date for filing a Tax Return, as determined under Code Section 6072 or other applicable Tax Law, TODCO shall, consistent with the principles of Section 4.2, estimate the value of all Pre-IPO Tax Assets that will be used or absorbed on such Tax Return.  Within thirty days following such due date (determined without regard to extensions), TODCO shall pay to Holdings the estimated value of such Pre-IPO Tax Assets, reduced by any payments previously made by TODCO to Holdings, and increased by any payments previously made by Holdings to TODCO, pursuant to Section 5.2(c)(i) for the same Tax Year.  If the adjustments described in the immediately preceding sentence result in a deficit (i.e., a reduction below zero), then Holdings will promptly remit to TODCO the amount of such deficit.

                                        (iii)    Date Tax Return is Filed.  Within thirty days after any member of the TODCO Tax Group files a Tax Return for a Tax Year under Code Section 6012 or other applicable Tax Law, TODCO shall pay to Holdings the value of all Pre-IPO Tax Assets used or absorbed on such Tax Return as determined under Section 4.2 and 4.4, reduced by any payments previously made by TODCO to Holdings, and increased by any payments previously made by Holdings to TODCO, pursuant to Sections 5.2(c)(i) and (ii) for the same Tax Year.  If the adjustments described in the immediately preceding sentence result in a deficit (i.e., a reduction below zero), then Holdings will promptly remit to TODCO the amount of such deficit.

                    5.3     Initial Determinations and Subsequent Adjustments.

                              (a)     General Rules.  The initial determination of the amount of a payment, if any, which one Company is required to make to another under this Agreement shall be made on the basis of the Tax Return as filed, or, if the Tax to which the payment relates is not reported in a Tax Return, on the basis of  the amount of Tax initially paid to the Tax Authority.

Except as otherwise provided in Section 8.3, payments will be made, as appropriate, if as a result of an audit by a Tax Authority or for any other reason (x) additional Taxes to which such determination relates are subsequently paid, (y) a refund of such Taxes or a Tax Benefit relating to such Taxes is received, or (z) the amount or character of any Tax Item is adjusted or redetermined.  Except as otherwise provided in Section 5.8, each payment required by the immediately preceding sentence (x) as a result of a payment of additional Taxes will be due thirty days after the date on which the additional Taxes were paid or, if later, thirty days after the date of a request from the other Company for the payment, (y) as a result of the receipt of a refund or Tax Benefit will be due thirty days after the refund or Tax Benefit was received, or (z) as a result of an adjustment or redetermination of the amount or character of a Tax Item will be due thirty days after the date on which the final action resulting in such adjustment or redetermination is taken by a Tax Authority or either Company.  If a payment is made as a result of an audit by a Tax Authority which does not conclude the matter, further adjusting payments will be made, as appropriate, to reflect the outcome of subsequent administrative or judicial proceedings.

                              (b)     Taxes that Generate TODCO Tax Benefits.  Except as otherwise provided in Section 5.8, if (x) pursuant to Section 5.3(a), Holdings indemnifies TODCO and its Subsidiaries against any additional State Income Tax, Foreign Income Tax, or Other Tax that is attributable to any Tax Year or portion thereof beginning before the IPO Closing Date and (y) the payment of such Tax generates a present or potential future Tax Benefit to the TODCO Tax Group, then TODCO shall be liable for and pay to Holdings within thirty days after the payment of such Tax by Holdings the deemed value of such Tax Benefit.  For purposes of this Section 5.3(b), the deemed value of such Tax Benefit shall be an amount equal to the product of (x) the amount of the Tax giving rise to such Tax Benefit and (y) the highest statutory rate applicable under Section 11 of the Code.  However, if any Tax otherwise described in this Section 5.3(b) exceeds U.S.$1.0 million, determined separately for each Tax Contest, the Tax Benefit relating to such Tax shall not be treated as a Tax Benefit described in this Section 5.3(b), but the underlying deduction allowed by the Code arising from the payment of such Tax shall be treated in the same manner as if it were a Pre-IPO Tax Asset described in Section 4.2.

                    5.4     Indemnification Payments.   Except as otherwise provided in Section 2.5(d), if any member of one Group is required to make a payment to a Tax Authority for Taxes for which a Company belonging to the other Group is liable under this Agreement, the Company which is liable for such Taxes under this Agreement will remit the amount for which it is liable to the appropriate other Company within thirty days after receiving notification requesting such amount.

                    5.5     Payments by or to Other Members of the Groups.  When appropriate under the circumstances to reflect the underlying liability for a Tax or entitlement to a Tax refund or Tax Benefit, a payment which is required to be made by or to a Company may be made by or to another member of the Group to which that Company belongs, but nothing in this Section 5.5 shall relieve any Company of its obligations under this Agreement.

                    5.6     Interest.     Payments pursuant to this Agreement that are not made within the period prescribed in this Agreement or, if no period is prescribed, within fifteen (15) business days after demand for payment is made (the “Payment Period”) shall bear interest for the period from and including the date immediately following the last date of the Payment Period through and including the date of payment at a per annum rate equal to the Wall Street Journal Prime Rate plus 2%.  Such interest will be payable at the same time as the payment to which it relates and shall be calculated on the basis of a year of 365 days and the actual number of days for which due.

                    5.7     Tax Consequences of Payments.  For all Tax purposes and to the extent permitted by applicable law, the parties hereto shall treat any payment made pursuant to this Agreement as a capital contribution or a distribution, as the case may be, immediately prior to the Effective Date and, accordingly, as not includible in the taxable income of the recipient.

                    5.8     Subordination Agreement.  [Intentionally omitted].

                    SECTION 6.  Assistance and Cooperation.  The parties will cooperate (and cause their respective affiliates to cooperate) with each other and with each other’s agents, including accounting firms and legal counsel, in connection with Tax matters, including provision of relevant documents and information in their possession and making available to each other, as reasonably requested and available, personnel (including officers, directors, employees and agents of the Companies or their affiliates) responsible for preparing, maintaining, and interpreting information and documents relevant to Taxes, and personnel reasonably required as witnesses or for purposes of providing information or documents in connection with any administrative or judicial proceedings relating to Taxes. Any information or documents provided under this Section 6 shall be kept confidential by the Company receiving the information or documents, except as may otherwise be necessary in connection with the filing of Tax Returns or in connection with any administrative or judicial proceedings relating to Taxes.

                    SECTION 7.  Tax Records.

                    7.1     Retention of Tax Records.   Each Company shall preserve, and shall cause its affiliates to preserve, all Tax Records which are in its possession, and which could affect the liability of any member of the other Group for Taxes, for so long as the contents thereof may become material in the administration of any matter under applicable Tax Law, but in any event until the later of (x) the expiration of any applicable statutes of limitation, as extended, and (y) seven years after the IPO Closing Date.

                    7.2     Access to Tax Records.  The Companies and their respective affiliates shall make available to members of the other Group for inspection and copying during normal business hours upon reasonable notice all Tax Records in their possession to the extent reasonably requested by any such member of the other Group in connection with the preparation of Tax Returns, audits, litigation, or the resolution of items under this Agreement.

                    SECTION 8.  Tax Contests.

                    8.1     Notices.   Each of the parties shall provide prompt notice to the other party of any pending or threatened Tax audit, assessment or proceeding or other Tax Contest of which it becomes aware relating to Taxes for which it is or may be indemnified by the other party hereunder. Such notice shall contain factual information (to the extent known) describing any asserted Tax liability in reasonable detail and shall be accompanied by copies of any notice and other documents received from any Tax Authority in respect of any such matters. If an indemnified party has knowledge of an asserted Tax liability with respect to a matter for which it is to be indemnified hereunder and such party fails to give the indemnifying party prompt notice of such asserted Tax liability, then (x) if the indemnifying party is precluded from contesting the asserted Tax liability in any forum as a result of the failure to give prompt notice, the indemnifying party shall have no obligation to indemnify the indemnified party for any Taxes arising out of such asserted Tax liability, and (y) if the indemnifying party is not precluded from contesting the asserted Tax liability in any forum, but such failure to give prompt notice results in a monetary detriment to the indemnifying party, then any amount which the indemnifying party is otherwise required to pay the indemnified party pursuant to this Agreement shall be reduced by the amount of such detriment.

                    8.2     Control of Tax Contests.  Each Company shall have full responsibility and discretion in handling, settling or contesting any Tax Contest involving a Tax for which it is liable pursuant to Section 2 of this Agreement, except that (x) Holdings shall have full responsibility and discretion in handling, settling or contesting any Tax Contest with respect to a Consolidated Return or Combined Return and (y) TODCO shall not, without written consent from Holdings, exercise its discretion in handling, settling or contesting or paying Taxes subject to any Tax Contest in a manner that TODCO knows, or reasonably should know, would adversely affect any member of the Transocean Tax Group.

                    8.3     Cooperation.  The indemnified Company shall provide the Company controlling any Tax Contest pursuant to Section 8.2 with all information relating to the indemnified Company and its Subsidiaries which the Company controlling the Tax Contest needs to handle, settle or contest the Tax Contest.  At the request of the Company controlling the Tax Contest, the indemnified Company shall take any action (e.g., executing a power of attorney) that is reasonably necessary in order for the Company controlling the Tax Contest to handle, settle or contest the Tax Contest.  TODCO shall assist Holdings, and Holdings shall assist TODCO, in taking any remedial actions which are necessary or desirable to minimize the effects of any adjustment made by a Tax Authority, including without limitation those described in Internal Revenue Service Revenue Procedure 99-32.  The Company controlling the Tax Contest shall have no obligation to indemnify the indemnified Company for any additional Taxes resulting from the Tax Contest, if the indemnified Company fails to cooperate fully or provide complete assistance to the Company controlling the Tax Contest.

                    SECTION 9.  Restriction on Certain Post-IPO Actions of TODCO.  TODCO agrees that it will not take or fail to take, or permit any Subsidiary of TODCO to take or fail to take, any action where such action or failure to act would be inconsistent with or prohibit a distribution by Transocean of its stock in TODCO from qualifying as a tax-free distribution under Section 355 of the Code.  TODCO also agrees that (i) TODCO has no intentions of causing its wholly owned subsidiary, THE Offshore Drilling Company, to dispose of the assets it acquired from R&B Falcon Holdings Inc. in a February 2003 merger of those two companies, (ii) TODCO will cause THE Offshore Drilling Company to continue without  interruption the business it conducted prior to the February 2003 merger, and (iii) TODCO has no intention of disposing  of the stock of THE Offshore Drilling Company that it received in the February 2003 merger.

                    SECTION 10.  General Provisions.

                    10.1     Survival of Obligations.  The representations, warranties, covenants and agreements set forth in this Agreement shall be unconditional and absolute and shall remain in effect without limitation as to time.

                    10.2     Expenses.  Each Company and its affiliates shall bear their own expenses incurred in connection with preparation of Tax Returns, Tax Contests, and other matters related to Taxes under the provisions of this Agreement.

                    10.3     Breach of Agreement.  A breach of this Agreement shall be treated as a breach of an Ancillary Agreement within the meaning of Sections 3.3(c) or 3.4(c), as appropriate, of the Master Separation Agreement.

                    10.4     Disputes.  The procedures for discussion, negotiation and arbitration set forth in Article VI of the Master Separation Agreement shall apply to all disputes, controversies or claims (whether sounding in contract, tort or otherwise) that may rise out of or relate to, or arise under or in connection with this Agreement.

                    10.5     Notices.   All notices and other communications hereunder shall be in writing and shall be delivered in person, by telecopy, by express or overnight mail delivered by a nationally recognized air courier (delivery charges prepaid), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

(a) If to Holdings to:

Robert W. Kemp
Assistant Vice President, Tax
Transocean Offshore Deepwater Drilling, Inc.
4 Greenway Plaza, Suite 800
Houston, Texas 77046

(b) If to TODCO to:

T. Scott O’Keefe
Executive Vice President, Finance and Administration
TODCO
2000 W. Sam Houston Parkway South, Suite 800
Houston, Texas 77042

or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery or when delivery is refused. Any notice or communication sent by telecopy or by air courier shall be deemed effective on the first business day at the place at which such notice or communication is received following the day on which such notice or communication was sent.

                    10.6     Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. The Agreement may be delivered by facsimile transmission of a signed copy thereof.

                    10.7     Binding Effect; Assignment.  This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of a party, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed; provided, however, that Holdings and TODCO may assign their respective rights, interests, duties, liabilities and obligations under this Agreement to any other member of their Group, but such assignment shall not relieve Holdings or TODCO, as the assignor, of its obligations hereunder.

                    10.8     Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                    10.9     Amendment.  This Agreement may not be amended or modified in any respect except by a written agreement signed by all of the parties hereto.

                    10.10   Effective Time.  This Agreement shall become effective on the Effective Date.

                    10.11   Change in Law.   Any reference to a provision of the Code or any other Tax Law shall include a reference to any applicable successor provision or law.

                    10.12    Authorization, Etc.    Each of the parties hereto hereby represents and warrants that it has the power and authority to execute, deliver and perform this Agreement, that this Agreement has been duly authorized by all necessary corporate action on the part of such party, that this Agreement constitutes a legal, valid and binding obligation of each such party and that the execution, deliver and performance of this Agreement by such party does not contravene or conflict with any provision of law or of its charter or bylaws or any agreement, instrument or order binding such party.

                    10.13     No Third Party Beneficiaries.   Except as provided in Sections 3.3 and 3.4 of the Master Separation Agreement, this Agreement is solely for the benefit of Transocean, Holdings, TODCO and their Subsidiaries and is not intended to confer upon any other person any rights or remedies hereunder.

                    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by the respective officers as of the date set forth above.

TRANSOCEAN HOLDINGS INC.

By:	/s/ Robert W. Kemp

Name:	Robert W. Kemp
Title:	Assistant Vice President, Tax

TODCO

By:	/s/ T. Scott O’Keefe

Name:	T. Scott O’Keefe
Title:	Executive Vice President,
Finance and Administration

SCHEDULE 1.1

Applicable Discount Rates

2004	0.80
2005	0.70
2006	0.70
2007	0.80
2008	0.80
2009	0.85
2010	0.90
2011	0.95
2012	0.95
2013 and later years	1.00

SCHEDULE 1.2

TODCO Tax Group

Cliffs Drilling (Barbados) Holdings SRL
Cliffs Drilling (Barbados) SRL
Cliffs Drilling Company
Cliffs Drilling de Venezuela, S.A.
Cliffs Drilling Trinidad L.L.C.
Cliffs Drilling Trinidad Offshore Limited
Perforaciones Falrig de Venezuela C.A.
Servicos Integrados Petroleros C.C.I., S.A.
Servicios TODCO, de RL de C.V.
THE Offshore Drilling Company
TODCO
TODCO Management Services, Inc. LLC
TODCO Mexico, Inc.
TODCO Trinidad Ltd.

SCHEDULE 1.3

Transocean Tax Group

Aguas Profundas Limitada
Arcade Drilling AS
Asie Sonat Offshore Sdn Bhd
Cariba Ships Corporation N.V.
Caspian Sea Ventures International, Ltd.
Cliffs Drilling do Brasil Servicos de Petroleo S/C Ltda.
DeepVision LLC
Deepwater Drilling II L.L.C.
Deepwater Drilling L.L.C.
Falcon Atlantic Ltd.
Hellerup Finance International
International Chandlers Inc.
NRB Drilling Services Limited
Overseas Drilling Limited
P.T. Hitek Nusantara Offshore Drilling
PT Transocean Indonesia
R&B Falcon (A) Pty Ltd.
R&B Falcon (Caledonia) Limited
R&B Falcon (Ireland) Limited
R&B Falcon (M) Sdn. Berhad
R&B Falcon (U.K.) Limited
R&B Falcon B.V.
R&B Falcon Canada Co.
R&B Falcon Deepwater (UK) Limited
R&B Falcon Drilling (International & Deepwater) Inc. LLC
R&B Falcon Drilling Co. LLC
R&B Falcon Drilling do Brasil Ltda.
R&B Falcon Drilling Limited, LLC
R&B Falcon Exploration Co. LLC
R&B Falcon International Energy Services B.V.
R&B Falcon Offshore Limited, LLC
R&B Falcon, Inc. LLC
RB Anton Ltd.
RB Astrid Ltd.
RB Mediterranean Ltd.
RBF (Nigeria) Limited
RBF Drilling Co. LLC
RBF Drilling Services, Inc. LLC
RBF Exploration LLC
RBF Finance Co.
RBF Rig Corporation LLC
RBF Servicos Angola, Limitada
Reading & Bates - Demaga Perfuracoes Ltda.

Reading & Bates Coal Co. LLC
SDS Offshore Ltd.
Sedco Forex Canada Ltd.
Sedco Forex Corporation
Sedco Forex Holdings Limited
Sedco Forex International Drilling, Inc.
Sedco Forex International Services, S.A.
Sedco Forex International, Inc.
Sedco Forex of Nigeria Limited
Sedco Forex Offshore International N.V.
Sedco Forex Technical Services, Inc.
Sedco Forex Technology, Inc.
Sedneth Panama, S.A.
Sefora Maritime Limited
Services Petroliers Sedco Forex
Shore Services, LLC
Sonat Brasocean Servicos De Perfuracoes Ltda.
Sonat Offshore do Brasil Perfuracoes Maritimas Ltda.
Sonat Offshore SA
TI International S. de R.L. de C.V.
Transocean Alaskan Ventures Inc.
Transocean Brasil Ltda.
Transocean Deepwater Frontier Limited
Transocean Deepwater Pathfinder Limited
Transocean Discoverer 534 LLC
Transocean Drilling (Nigeria) Ltd.
Transocean Drilling (U.S.A.) Inc.
Transocean Drilling Ltd.
Transocean Drilling Services Inc.
Transocean Drilling Sdn. Bhd.
Transocean Enterprise Inc.
Transocean Holdings Inc.
Transocean I AS
Transocean Inc.
Transocean International Drilling Inc.
Transocean International Drilling Limited
Transocean International Resources, Ltd.
Transocean Investmentivos Ltda.
Transocean Investments S.à.r.l.
Transocean Jupiter LLC
Transocean Management Inc.
Transocean Mediterranean LLC
Transocean Offshore (Cayman) Inc.
Transocean Offshore (North Sea) Ltd.
Transocean Offshore (U.K.) Inc.
Transocean Offshore Caribbean Sea, L.L.C.

Transocean Offshore D.V. Inc.
Transocean Offshore Deepwater Drilling Inc.
Transocean Offshore Drilling Ltd.
Transocean Offshore Drilling Services LLC
Transocean Offshore Europe Limited
Transocean Offshore Holdings ApS
Transocean Offshore International Ltd.
Transocean Offshore International Ventures Limited
Transocean Offshore Limited
Transocean Offshore Nigeria Ltd.
Transocean Offshore Norway Inc.
Transocean Offshore Services Ltd.
Transocean Offshore USA Inc.
Transocean Offshore Ventures Inc.
Transocean Richardson LLC
Transocean Sedco Forex Brasil Ltda.
Transocean Sedco Forex Ventures Limited
Transocean Services AS
Transocean Services UK Ltd.
Transocean Seven Seas LLC
Transocean Sino Ltd.
Transocean Support Services Limited
Transocean UK Ltd.
Transocean-Nabors Drilling Technology, L.L.C.
Triton Drilling Mexico LLC
Triton Drilling Ltd.
Triton Holdings Limited
Triton Industries, Inc.
Triton Offshore Leasing Services Limited
Wilrig Drilling (Canada) Inc.
Wilrig Offshore (UK) Ltd.

SCHEDULE 4.4

Transocean Stock Options

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Adams, Bradley D.	69659	00002088	7/15/1999	$21.06	800
Adams, Michael Preston	68680	00002210	5/13/1998	$59.42	1,700
Adams, Michael Preston	68680	00001791	6/7/1999	$19.50	3,000
Agnew, Michael T.	67336	00000007	11/12/1998	$25.87	3,500
Agnew, Michael T.	67336	00001793	6/7/1999	$19.50	2,250
Ainsworth, James H.	69667	00003437	1/1/2001	$46.87	800
Alexander, Bradley Edward	71038	00002459	1/1/2000	$25.31	4,000
Altermann III, John A.	67396	00000028	11/12/1998	$25.87	3,000
Altermann III, John A.	67336	00001797	6/7/1999	$19.50	2,667
Amador, Daniel M.	69674	00002090	7/15/1999	$21.06	800
ANSLUM, JOSEPH C	67394	00002302	10/1/1999	$26.93	240
Arranz De La Torre, Emilio Jose	65662	00003327	7/1/2000	$47.37	7,500
Backstrom, Klaus W.	07536	00001799	6/7/1999	$19.50	10,500
Bain, Billy	71712	00002173	12/1/1998	$18.25	1,000
Bakonyi, Andras	67635	00000036	7/17/1995	$15.25	3,540
Bakonyi, Andras	67635	00000040	2/11/1999	$12.50	5,410
Bakonyi, Andras	67635	00000040	2/11/1999	$12.50	10,000
Bakonyi, Andras	67635	00000040	2/11/1999	$12.50	10,000
Bakonyi, Andras	67635	00000040	2/11/1999	$12.50	10,000
Bakonyi, Andras	67635	00000040	2/11/1999	$12.50	10,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	1,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	2,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	9,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	10,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	18,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	18,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	20,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	20,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	20,000
Bakonyi, Andras	67635	00000041	4/7/1999	$14.06	20,000
Bakonyi, Andras	67635	00000042	5/19/1999	$20.12	12,000
Bakonyi, Andras	67635	00000043	5/19/1999	$20.12	1,800
Bakonyi, Andras	67635	00000043	5/19/1999	$20.12	2,100
Bakonyi, Andras	67635	00000043	5/19/1999	$20.12	2,400
Bakonyi, Andras	67635	00000043	5/19/1999	$20.12	5,000
Bakonyi, Andras	67635	00000043	5/19/1999	$20.12	8,700
Bakonyi, Andras	67635	00000043	5/19/1999	$20.12	10,000
Bakonyi, Andras	67635	00000043	5/19/1999	$20.12	20,000
Bakonyi, Andras	67635	00002490	1/28/2000	$25.31	29,399
Bakonyi, Andras	67635	00002499	1/28/2000	$25.31	2,000
Bakonyi, Andras	67635	00002499	1/28/2000	$25.31	18,000
Bakonyi, Andras	67635	00002499	1/28/2000	$25.31	30,000
Bakonyi, Andras	67635	00002499	1/28/2000	$25.31	40,000
Baldry, Stephen A.	67637	00000048	11/12/1998	$25.87	1,334
Baldry, Stephen A.	67637	00001801	6/7/1999	$19.50	1,500
Baldwin, William Ray	67639	00000054	11/12/1998	$25.87	2,200
Baldwin, William Ray	67639	00000054	11/12/1998	$25.87	2,550
Baldwin, William Ray	67639	00001802	6/7/1999	$19.50	6,870
Barber, Stephen James	61284	00003255	4/1/2000	$41.25	3,000
Barkley, Floyd D.	62298	00001439	11/12/1998	$25.87	4,500
Barkley, Floyd D.	62298	00001804	6/7/1999	$19.50	4,000
Baugh, Dale Eugene	70888	00003342	7/1/2000	$47.37	1,120
Baugh, Dale Eugene	70888	00005426	7/14/2001	$38.07	3,140

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Baugh, Dale Eugene	70888	00005427	7/10/2002	$28.80	300
Baugh, Dale Eugene	70888	00005427	7/10/2002	$28.80	600
Baugh, Dale Eugene	70888	00005427	7/10/2002	$28.80	1,000
Baugh, Dale Eugene	70888	00005427	7/10/2002	$28.80	1,750
Berggren, Sven G.	67813	00000079	11/12/1998	$25.87	2,000
Berggren, Sven G.	67813	00001808	6/7/1999	$19.50	1,500
Berkel, Jeffery L.	63863	00001492	11/12/1998	$25.87	1,500
Bidinger, Dennis Claude	67855	00000088	11/12/1998	$25.87	5,500
Bidinger, Dennis Claude	67855	00001810	6/7/1999	$19.50	5,250
BLAKE, SR., MICHAEL E	66360	00001740	7/1/1998	$44.75	50,000
Bland, Raymond Frank	71892	00003201	4/1/2000	$41.25	480
Blastos, Michael Steven	67903	00000096	11/12/1998	$25.87	1,000
Blastos, Michael Steven	67903	00001813	6/7/1999	$19.50	1,300
Blunt, Jerry Jay	70897	00003343	7/1/2000	$47.37	1,120
Bonin, Laurence Martin	66375	00002094	7/15/1999	$21.06	560
Bonvillain, Jill R.	62023	00001374	11/12/1998	$25.87	1,000
Bonvillain, Jill R.	62023	00001814	6/7/1999	$19.50	600
Bonvillain, Jill R.	62023	00001814	6/7/1999	$19.50	700
Booth, Michael John	70962	00002427	1/1/2000	$25.31	480
Borel, Rene C.	63114	00001815	6/7/1999	$19.50	10,500
Boudoin, Johnny J.	62150	00001408	11/12/1998	$25.87	400
Boudoin, Johnny J.	62150	00001408	11/12/1998	$25.87	4,100
Boudoin, Johnny J.	62150	00001817	6/7/1999	$19.50	4,000
Boudoin, Johnny J.	62150	00003674	7/14/2001	$38.07	4,140
Boudoin, Johnny J.	62150	00005429	7/10/2002	$28.80	1,800
Boudoin, Johnny J.	62150	00005429	7/10/2002	$28.80	1,950
BOUDREAUX, CHARLES W	63987	00001504	11/12/1998	$25.87	100
BOUDREAUX, CHARLES W	63987	00001504	11/12/1998	$25.87	200
Boudreaux, Garett Lane	65936	00001739	11/12/1998	$25.87	1,000
Boudreaux, Garett Lane	65936	00001818	6/7/1999	$19.50	1,000
Boudreaux, Lonnie Joseph	16242	00003390	10/1/2000	$55.93	800
Boudreaux, Maxine Gautreaux	62285	00001433	11/12/1998	$25.87	1,000
Boudreaux, Maxine Gautreaux	62285	00001819	6/7/1999	$19.50	1,300
Branum, Eddie D.	68011	00000116	7/17/1995	$15.25	1,180
Breaux, Gary J	67309	00001239	11/12/1998	$25.87	667
Breaux, Gary J	67309	00001820	6/7/1999	$19.50	433
Breaux, Gary J	67309	00001820	6/7/1999	$19.50	434
Breaux, Gary J	67309	00003251	4/1/2000	$41.25	500
Breaux, Gary J	67309	00003251	4/1/2000	$41.25	1,000
Breaux, Michael J.	69706	00002095	7/15/1999	$21.06	800
Bruce, Thomas George	77219	00001198	11/12/1998	$25.87	600
Bruce, Thomas George	77219	00001825	6/7/1999	$19.50	600
BRUUN, TAUNO O	65405	00002096	7/15/1999	$21.06	30
Bryant, Clint	70834	00003328	7/1/2000	$47.37	7,500
Buford, Robert W.	69721	00002097	7/15/1999	$21.06	800
Buford, Robert W.	69721	00003389	10/1/2000	$55.93	320
Bullock, Richard D	71601	00002372	2/16/1999	$12.31	15,000
Burgess Jr., Obie	12727	00003438	1/1/2001	$46.87	320
Burley, Benjamin F.	62464	00001454	11/12/1998	$25.87	1,000
Burley, Benjamin F.	62464	00001826	6/7/1999	$19.50	1,300
Burns, Thomas S.	68198	00000159	11/12/1998	$25.87	4,500
Burns, Thomas S.	68198	00001827	6/7/1999	$19.50	2,000
Burns, Thomas S.	68198	00001827	6/7/1999	$19.50	2,000

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Busby, Robert J	65229	00001656	11/12/1998	$25.87	100
Busby, Robert J	65229	00001656	11/12/1998	$25.87	900
Busby, Robert J	65229	00001656	11/12/1998	$25.87	1,000
Busby, Robert J	65229	00001828	6/7/1999	$19.50	1,000
Bustamente, John E	70890	00003345	7/1/2000	$47.37	800
Buzarde, Vern D.	68214	00000168	11/12/1998	$25.87	4,500
Buzarde, Vern D.	68214	00001829	6/7/1999	$19.50	2,750
Buzarde, Vern D.	68214	00003235	4/1/2000	$41.25	3,000
Byrd, George Lee	66473	00002429	1/1/2000	$25.31	480
Callais, Timothy John	13029	00003865	7/14/2001	$38.07	4,140
Callais, Timothy John	13029	00004201	7/10/2002	$28.80	4,000
Campbell III, Robert D.	63874	00003242	4/1/2000	$41.25	3,000
Cannon, Joe	60521	00001310	11/12/1998	$25.87	4,500
Cantu Jr., Richard	70867	00003346	7/1/2000	$47.37	1,120
Cantu Jr., Richard	70867	00005432	7/14/2001	$38.07	3,140
Cantu Jr., Richard	70867	00005433	7/10/2002	$28.80	3,650
Carr, Terrell L.	68272	00000180	7/17/1995	$15.25	1,180
Carr, Terrell L.	68272	00000184	11/12/1998	$25.87	500
Carr, Terrell L.	68272	00000184	11/12/1998	$25.87	1,000
Carr, Terrell L.	68272	00000184	11/12/1998	$25.87	1,100
Carr, Terrell L.	68272	00000184	11/12/1998	$25.87	1,350
Carr, Terrell L.	68272	00000184	11/12/1998	$25.87	2,800
Carr, Terrell L.	68272	00001832	6/7/1999	$19.50	10,250
CARTER, CHRIS J	10406	00001271	11/12/1998	$25.87	134
CARTER, CHRIS J	10406	00001271	11/12/1998	$25.87	200
CARTER, CHRIS J	10406	00001833	6/7/1999	$19.50	867
CARTER, CHRIS J	10406	00002284	10/1/1999	$26.93	1,000
Carvell Jr., Robert B.	68286	00000194	11/12/1998	$25.87	3,000
Carvell Jr., Robert B.	68286	00001834	6/7/1999	$19.50	2,167
Carvell Jr., Robert B.	68286	00001834	6/7/1999	$19.50	2,500
CHATTERJEE, P.C.	75917	00001090	4/7/1999	$14.06	14,333
CHATTERJEE, P.C.	75917	00001091	5/19/1999	$20.13	5,666
CHAVKIN, ARNOLD L, R&B Falcon Corp Director	76195	00001106	2/7/1995	$12.50	400
CHAVKIN, ARNOLD L, R&B Falcon Corp Director	76195	00001106	2/7/1995	$12.50	8,450
CHAVKIN, ARNOLD L, R&B Falcon Corp Director	76195	00001107	4/7/1999	$14.06	10,350
CHAVKIN, ARNOLD L, R&B Falcon Corp Director	76195	00001107	4/7/1999	$14.06	11,150
CHAVKIN, ARNOLD L, R&B Falcon Corp Director	76195	00001109	5/19/1999	$20.13	150
CHAVKIN, ARNOLD L, R&B Falcon Corp Director	76195	00001109	5/19/1999	$20.13	8,350
CHAVKIN, ARNOLD L, R&B Falcon Corp Director	76195	00002412	1/28/2000	$25.31	2,750
CHERAMIE, RAYMOND J	69575	00001835	6/7/1999	$19.50	100
CHERAMIE, RAYMOND J	69575	00001835	6/7/1999	$19.50	900
Chiasson Jr., Chester Joseph	70835	00002231	5/13/1998	$59.42	2,550
Chiasson Jr., Chester Joseph	70835	00003329	7/1/2000	$47.37	6,000
Chiasson Jr., Chester Joseph	70835	00003822	7/14/2001	$38.07	3,140
Chiasson Jr., Chester Joseph	70835	00004232	7/10/2002	$28.80	3,650
Chittleborough, Paul James	71714	00003290	7/1/2000	$47.37	3,000
Christian, John	71293	00002252	10/30/1997	$81.78	1,275
Christian, John	71293	00002253	5/13/1998	$59.42	4,250
Christian, John	71293	00003284	7/1/2000	$47.37	3,000
Clark, George Clinton	68372	00001837	6/7/1999	$19.50	4,020
Clarke, Thomas Norman	65723	00001735	11/12/1998	$25.87	3,500
Clarke, Thomas Norman	65723	00001839	6/7/1999	$19.50	2,250
Cloessner, Michael	70836	00003330	7/1/2000	$47.37	1,000

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Cloessner, Michael	70836	00003330	7/1/2000	$47.37	6,500
Cloessner, Michael	70836	00005434	7/14/2001	$38.07	1,540
Cloessner, Michael	70836	00005434	7/14/2001	$38.07	1,600
Cloessner, Michael	70836	00005435	7/10/2002	$28.80	3,650
Cobb, Joan M.	68234	00003240	4/1/2000	$41.25	3,000
Coffman, Guy M.	68413	00000245	11/12/1998	$25.87	200
Coffman, Guy M.	68413	00000245	11/12/1998	$25.87	467
Coffman, Guy M.	68413	00001841	6/7/1999	$19.50	267
Coffman, Guy M.	68413	00001841	6/7/1999	$19.50	600
Coker, Ford	69748	00001842	6/7/1999	$19.50	4,500
Coker, Ford	69748	00002294	10/1/1999	$26.93	3,000
Cole III, Carl Henry	68414	00002475	1/1/2000	$25.31	3,000
Collett, Stephen G.	65181	00002101	7/15/1999	$21.06	480
Cook, William H.	62466	00001843	7/15/1999	$19.50	7,000
Cook, William H.	62466	00003670	7/14/2001	$38.07	3,640
Cook, William H.	62466	00004202	7/10/2002	$28.80	3,550
Coon Sr., Gerald M.	12783	00001342	11/12/1998	$25.87	2,334
Cordeiro, Louis F.	68470	00002477	1/1/2000	$25.31	3,000
Corley, Jeffery Scott	60747	00001317	11/12/1998	$25.87	4,500
Cormier, Darrell	69761	00002261	5/13/1998	$59.42	2,550
Cormier, Darrell	69761	00001846	6/7/1999	$19.50	7,000
Cormier, Darrell	69761	00003689	7/14/2001	$38.07	4,140
Cormier, Darrell	69761	00004204	7/10/2002	$28.80	3,350
Craven, Ian	71898	00003276	7/1/2000	$47.37	300
Craven, Ian	71898	00003276	7/1/2000	$47.37	400
Craven, Ian	71898	00003276	7/1/2000	$47.37	1,000
Craven, Ian	71898	00003276	7/1/2000	$47.37	1,300
Cressionie, Sterry James	70579	00001293	11/12/1998	$25.87	1,000
Cressionie, Sterry James	70579	00001293	11/12/1998	$25.87	1,000
Crisp, Joseph L.	62467	00001847	6/7/1999	$19.50	200
Crisp, Joseph L.	62467	00001847	6/7/1999	$19.50	8,300
Crisp, Joseph L.	62467	00003669	7/14/2001	$38.07	7,140
Crisp, Joseph L.	62467	00004312	7/10/2002	$28.80	4,500
Crochet, Patrick	67311	00001241	11/12/1998	$25.87	1,000
Crochet, Patrick	67311	00001848	6/7/1999	$19.50	1,300
Curry, Steven	65455	00003322	7/1/2000	$47.37	480
D’angelo, Robert A.	68512	00001850	6/7/1999	$19.50	2,000
Dauterive, Craig J.	62018	00001372	11/12/1998	$25.87	1,200
Dauterive, Craig J.	62018	00001372	11/12/1998	$25.87	1,300
Dauterive, Craig J.	62018	00001372	11/12/1998	$25.87	4,250
Dauterive, Craig J.	62018	00001852	6/7/1999	$19.50	10,250
Dauterive, Craig J.	62018	00003680	7/14/2001	$38.07	7,640
Dauterive, Craig J.	62018	00004206	7/10/2002	$28.80	4,500
Dauzat Sr., Michael W.	66367	00002105	7/15/1999	$21.06	1,120
David, Bradley N.	62468	00001854	6/7/1999	$19.50	1,667
David, Bradley N.	62468	00001854	6/7/1999	$19.50	2,833
David, Bradley N.	62468	00003668	7/14/2001	$38.07	4,640
David, Bradley N.	62468	00004207	7/10/2002	$28.80	2,667
David, Bradley N.	62468	00006246	7/10/2002	$28.80	1,333
Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	200
Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	200
Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	300
Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	300

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	500
Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	500
Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	500
Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	500
Davidson, Richard L.	68505	00001856	6/7/1999	$19.50	1,000
Davis, Ed O	70837	00002178	12/1/1998	$18.25	1,500
Dawood, Sibtain M.	68511	00000297	11/12/1998	$25.87	2,000
Dawood, Sibtain M.	68511	00001857	6/7/1999	$19.50	1,000
De Kreek, Frans Johan	65193	00003224	4/1/2000	$41.25	159
Dearman, Robert Talsie	70898	00003348	7/1/2000	$47.37	480
Dechiro, Ronald	70827	00002267	5/13/1998	$59.42	1,700
Dechiro, Ronald	70827	00002179	12/1/1998	$18.25	350
Dechiro, Ronald	70827	00002179	12/1/1998	$18.25	400
Dement, John A.	71285	00002282	10/1/1999	$26.93	200
Dement, John A.	71285	00002282	10/1/1999	$26.93	400
Dement, John A.	71285	00002282	10/1/1999	$26.93	500
Dement, John A.	71285	00002282	10/1/1999	$26.93	500
Dement, John A.	71285	00002282	10/1/1999	$26.93	700
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	1,100
Dement, John A.	71285	00002282	10/1/1999	$26.93	2,000
Dement, John A.	71285	00002282	10/1/1999	$26.93	2,600
Desomeaux, Eddie J.	62469	00001863	6/7/1999	$19.50	5,000
Desomeaux, Eddie J.	62469	00003667	7/14/2001	$38.07	4,640
Desomeaux, Eddie J.	62469	00004209	7/10/2002	$28.80	3,350
Detiveaux, Leroy J.	62139	00001403	11/12/1998	$25.87	1,000
Detiveaux, Leroy J.	62139	00001864	6/7/1999	$19.50	1,300
Devadass, Giftson Abraham	65188	00001643	11/12/1998	$25.87	900
Dickson, John R.	64927	00003323	7/1/2000	$47.37	1,120
Dilmore, Louis E.	61929	00001358	11/12/1998	$25.87	400
Dilmore, Louis E.	61929	00001358	11/12/1998	$25.87	700
Dilmore, Louis E.	61929	00001358	11/12/1998	$25.87	1,900
Dilmore, Louis E.	61929	00001866	6/7/1999	$19.50	2,667
Dilmore, Louis E.	61929	00003681	7/14/2001	$38.07	200
Dilmore, Louis E.	61929	00003681	7/14/2001	$38.07	640
Dilmore, Louis E.	61929	00003681	7/14/2001	$38.07	1,300
Dilmore, Louis E.	61929	00003681	7/14/2001	$38.07	1,500
Dilmore, Louis E.	61929	00004438	7/10/2002	$28.80	100
Dilmore, Louis E.	61929	00004438	7/10/2002	$28.80	100
Dilmore, Louis E.	61929	00004438	7/10/2002	$28.80	400
Dilmore, Louis E.	61929	00004438	7/10/2002	$28.80	540
Dilmore, Louis E.	61929	00004438	7/10/2002	$28.80	1,360

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

DONABEDIAN, CHARLES A, R&B Corp Director	76056	00001094	4/7/1999	$14.06	500
DONABEDIAN, CHARLES A, R&B Corp Director	76056	00001095	5/19/1999	$20.13	500
DONABEDIAN, CHARLES A, R&B Corp Director	76056	00003468	2/1/2001	$0.00	0
Doughty, Robert W.	68529	00000324	11/12/1998	$25.87	2,000
Doughty, Robert W.	68529	00001870	6/7/1999	$19.50	1,500
Douglas, John C	72370	00003316	7/1/2000	$47.37	1,120
Downey, Gene R.	68532	00000333	11/12/1998	$25.87	3,500
Downey, Gene R.	68532	00001871	6/7/1999	$19.50	2,250
Dugan, Herschel D.	62746	00001872	6/7/1999	$19.50	4,500
Duncan, James Otho	12766	00003435	1/1/2001	$46.87	800
Dupre, Everard P.	62147	00001406	11/12/1998	$25.87	4,500
Dupre, Everard P.	62147	00001873	6/7/1999	$19.50	100
Dupre, Everard P.	62147	00001873	6/7/1999	$19.50	1,290
Dupre, Everard P.	62147	00001873	6/7/1999	$19.50	2,610
Dupre, Everard P.	62147	00005444	7/14/2001	$38.07	4,640
Dupre, Everard P.	62147	00005445	7/10/2002	$28.80	3,750
Elinbergsson, Ragnar S.	65060	00002109	7/15/1999	$21.06	1,120
Espinoza, George Armando	70838	00003331	7/1/2000	$47.37	7,500
Espinoza, George Armando	70838	00003820	7/14/2001	$38.07	3,140
Espinoza, George Armando	70838	00004234	7/10/2002	$28.80	3,650
Esteves, Raimundo	Esteves	00004235	7/10/2002	$28.80	2,500
Evans, John Kennon	60598	00003317	7/1/2000	$47.37	320
Every, Anthony John	77318	00001881	6/7/1999	$19.50	3,000
Fellers, Robert M	68559	00000374	11/12/1998	$25.87	6,750
Fellers, Robert M	68559	00001884	6/7/1999	$19.50	5,000
Fellers, Robert M	68559	00001884	6/7/1999	$19.50	5,000
Fenton, Frank Stephen	68560	00003213	4/1/2000	$41.25	320
Fowler Jr., Dan E.	69807	00003258	4/1/2000	$41.25	3,000
Freeman, David M.	61954	00002435	1/1/2000	$25.31	320
Fruge’, Clinton J.	60514	00001887	6/7/1999	$19.50	3,500
Fruge’, Clinton J.	60514	00001887	6/7/1999	$19.50	4,000
Fruge, Robert M.	62032	00002318	10/1/1999	$26.93	1,120
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	100
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	400
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	500
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	2,000
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	2,000
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	5,000
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	5,000
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	5,000
Fulton, Robert F	62689	00002506	2/16/1995	$10.00	25,000
Fulton, Robert F	62689	00001463	2/11/1999	$12.50	27,757
Fulton, Robert F	62689	00001464	4/7/1999	$14.06	103,500
Fulton, Robert F	62689	00001465	5/19/1999	$20.12	9,000
Fusilier, Herbert L.	70210	00002112	7/15/1999	$21.06	1,120
Gauche, Kathy A.	62118	00001397	11/12/1998	$25.87	1,000
Gentry, Jason Scott	70907	00003315	7/1/2000	$47.37	480
Gilbreath, Stephen A.	66521	00001755	11/12/1998	$25.87	3,500
Gildersleeve, Bobby L.	62471	00002324	6/7/1999	$19.50	3,000
Giroir, Gerald J.	62191	00001417	11/12/1998	$25.87	300
Giroir, Gerald J.	62191	00001417	11/12/1998	$25.87	700
Giroir, Gerald J.	62191	00001894	6/7/1999	$19.50	0
Giroir, Gerald J.	62191	00001894	6/7/1999	$19.50	0

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

GIROIR, KIM A	66363	00001742	11/12/1998	$25.87	1,000
Glazener, Joan M.	69120	00000858	11/12/1998	$25.87	3,500
Glen, Alexander Hunter	70960	00002437	1/1/2000	$25.31	480
Goetz, William D.	68637	00000417	11/12/1998	$25.87	6,750
Goetz, William D.	68637	00001895	6/7/1999	$19.50	14,750
Goldie, Douglas Ross	77189	00003292	7/1/2000	$47.37	1,500
Greenlee, Kirk W.	64315	00003288	7/1/2000	$47.37	3,000
GREGORCYK, WILLIAM A	71154	00002325	12/1/1998	$18.25	500
Griffen, Ralph Wayne	76297	00003304	7/1/2000	$47.37	1,440
Grimes, Glenn Wayman	68689	00002242	5/13/1998	$59.42	1,700
Grimes, Glenn Wayman	68689	00002183	12/1/1998	$18.25	1,000
Gros, Allen J.	62157	00001900	6/7/1999	$19.50	800
Gros, Allen J.	62157	00001900	6/7/1999	$19.50	2,000
Gros, Allen J.	62157	00001900	6/7/1999	$19.50	2,200
Gros, Allen J.	62157	00001900	6/7/1999	$19.50	5,500
Gros, Allen J.	62157	00003673	7/14/2001	$38.07	5,640
Gros, Allen J.	62157	00004213	7/10/2002	$28.80	3,750
Guidry, Norman	62256	00001901	6/7/1999	$19.50	600
Guidry, Norman	62256	00001901	6/7/1999	$19.50	1,100
Guidry, Norman	62256	00001901	6/7/1999	$19.50	1,200
Guidry, Norman	62256	00001901	6/7/1999	$19.50	1,600
Guthrie, Edward	71155	00002344	5/21/1997	$38.54	8,500
Guthrie, Edward	71155	00002345	5/13/1998	$59.42	21,250
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	200
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	4,000
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	4,000
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	4,000
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	4,000
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	4,000
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	4,000
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	4,800
Guthrie, Edward	71155	00002321	12/1/1998	$18.25	5,500
Hale, Terry R.	69855	00002114	7/15/1999	$21.06	800
Hall, Robert	65265	00001668	11/12/1998	$25.87	3,500
Hamilton, Gordon P.	60337	00002312	10/1/1999	$26.93	480
Hammond, Michael Alexander	71730	00002314	10/1/1999	$26.93	480
Hannegan Sr., Charles	71158	00002326	12/1/1998	$18.25	100
Hannegan Sr., Charles	71158	00002326	12/1/1998	$18.25	1,900
Hanvy, Harold Ray	68623	00002116	7/15/1999	$21.06	480
Harris, Roger John	65298	00002117	7/15/1999	$21.06	480
Harrison, Preston J.	60507	00002118	7/15/1999	$21.06	800
Harrison, Richard A	70801	00002274	5/13/1998	$59.42	1,700
Harter, Bobby L.	69864	00002119	7/15/1999	$21.06	1,120
Hartfield, Richard	69865	00002120	7/15/1999	$21.06	747
Hedley, Darren Raymond	60279	00002122	7/15/1999	$21.06	480
Heines, Blair	68752	00000465	11/12/1998	$25.87	2,000
Heines, Blair	68752	00001906	6/7/1999	$19.50	4,000
Heines, Blair	68752	00003372	10/1/2000	$55.93	3,000
Hibbitts, Kenneth Wayne	13793	00003349	7/1/2000	$47.37	1,120
Hill, William D.	68762	00003766	7/14/2001	$38.07	5,140
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	300
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	400
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	400

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	800
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	900
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	1,500
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	1,949
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	3,500
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	4,100
Hillin, Wayne K.	68763	00000485	2/11/1999	$12.50	8,900
Hillin, Wayne K.	68763	00000486	4/7/1999	$14.06	51
Hillin, Wayne K.	68763	00000486	4/7/1999	$14.06	5,169
Hillin, Wayne K.	68763	00000486	4/7/1999	$14.06	25,000
Hillin, Wayne K.	68763	00000486	4/7/1999	$14.06	25,000
Hillin, Wayne K.	68763	00000486	4/7/1999	$14.06	40,000
Hillin, Wayne K.	68763	00000487	5/19/1999	$20.12	8,280
Hillin, Wayne K.	68763	00002495	1/28/2000	$25.31	18,206
Hillin, Wayne K.	68763	00002504	1/28/2000	$25.31	37,500
Holleman, Hal L.	68767	00000496	11/12/1998	$25.87	667
Holleman, Hal L.	68767	00001911	6/7/1999	$19.50	867
Holmes, Robert Timothy	68769	00001912	6/7/1999	$19.50	1,300
Holmes, Robert Timothy	68769	00003428	1/1/2001	$46.87	1,500
Honey, James H.	62474	00001456	11/12/1998	$25.87	100
Honey, James H.	62474	00001456	11/12/1998	$25.87	200
Honey, James H.	62474	00001456	11/12/1998	$25.87	700
Honey, James H.	62474	00001456	11/12/1998	$25.87	2,500
Honey, James H.	62474	00001913	6/7/1999	$19.50	2,250
Horton, George	71710	00002322	12/1/1998	$18.25	500
Humphrey, Jerry	13345	00003768	7/14/2001	$38.07	7,140
Humphrey, Jerry	13345	00004214	7/10/2002	$28.80	4,500
Hunt, Ted Richard	64459	00003257	4/1/2000	$41.25	3,000
Hunter, William Alexander	75764	00001078	11/12/1998	$25.87	5,500
Hunter, William Alexander	75764	00003270	7/7/2000	$45.00	7,500
Huval, Burney P	67892	00001277	11/12/1998	$25.87	1,000
Huval, Burney P	67892	00001917	6/7/1999	$19.50	1,300
Huval, Ryan Jude	62568	00001462	11/12/1998	$25.87	1,000
Huval, Ryan Jude	62568	00001918	6/7/1999	$19.50	1,300
Huval, Ryan Jude	62568	00003256	4/1/2000	$41.25	4,500
Imray, Thomas D.	65210	00002470	1/1/2000	$25.31	300
Imray, Thomas D.	65210	00002470	1/1/2000	$25.31	400
Imray, Thomas D.	65210	00002470	1/1/2000	$25.31	1,100
Imray, Thomas D.	65210	00002470	1/1/2000	$25.31	1,200
Ishee, Charles R.	62337	00001446	11/12/1998	$25.87	1,000
Ishee, Charles R.	62337	00001446	11/12/1998	$25.87	1,100
Ishee, Charles R.	62337	00001446	11/12/1998	$25.87	1,400
Ishee, Charles R.	62337	00001920	6/7/1999	$19.50	2,250
Ishee, Charles R.	62337	00003378	10/1/2000	$55.93	4,500
James, Ronald J.	68795	00002315	10/1/1999	$26.93	480
JENNINGS, JR., JAMES W	12978	00001325	11/12/1998	$25.87	3,500
Jensen, Kurt S.	68799	00000511	11/12/1998	$25.87	1,000
Jensen, Kurt S.	68799	00001922	6/7/1999	$19.50	100
Jensen, Kurt S.	68799	00001922	6/7/1999	$19.50	1,200
Johnson, Dale B.	68801	00000513	7/17/1995	$15.25	200
Johnson, Dale B.	68801	00000518	11/12/1998	$25.87	1,500
Johnson, Dale B.	68801	00000518	11/12/1998	$25.87	2,000
Johnson, Dale B.	68801	00001923	6/7/1999	$19.50	2,250

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Johnson, Glenn M.	69908	00002126	7/15/1999	$21.06	800
Johnson, Luther Brown	69907	00002272	5/13/1998	$59.42	850
Johnson, Luther Brown	69907	00002188	12/1/1998	$18.25	250
Johnson, Luther Brown	69907	00001924	6/7/1999	$19.50	5,000
Jones, Richard Mark	60247	00000527	11/12/1998	$25.87	4,500
Jones, Richard Mark	60247	00001925	6/7/1999	$19.50	4,000
Jones, Richard Mark	60247	00003375	10/1/2000	$55.93	3,000
Joseph, Stephen	72073	00003882	7/14/2001	$38.07	3,140
Joseph, Stephen	72073	00004197	7/10/2002	$28.80	3,250
Keiser, Randall B.	61924	00001355	11/12/1998	$25.87	1,000
Keiser, Randall B.	61924	00001930	6/7/1999	$19.50	1,300
Kennedy Jr., John A.	68821	00000556	7/17/1995	$15.25	1,770
Kennedy Jr., John A.	68821	00000560	11/12/1998	$25.87	6,750
Kennedy Jr., John A.	68821	00001931	6/7/1999	$19.50	14,750
Kenyon, Andrew Stuart	71731	00002316	10/1/1999	$26.93	560
Kenyon, Andrew Stuart	71731	00002316	10/1/1999	$26.93	560
Kiefer, Rudolf Kurt	65497	00002307	10/1/1999	$26.93	480
King, Deborah L.	68825	00000564	11/12/1998	$25.87	1,000
King, Deborah L.	68825	00001932	6/7/1999	$19.50	480
King, Deborah L.	68825	00001932	6/7/1999	$19.50	820
Kirkpatrick, Donald	68829	00000567	11/12/1998	$25.87	800
Kirkpatrick, Donald	68829	00000567	11/12/1998	$25.87	1,200
Labbe, Michael J.	67514	00001265	11/12/1998	$25.87	2,000
Labbe, Michael J.	67514	00001935	6/7/1999	$19.50	1,500
LADNIER, RICHARD O	67106	00001785	11/12/1998	$25.87	1,000
Langhorne, Charles Phillip	19843	00000589	7/17/1995	$15.25	300
Langhorne, Charles Phillip	19843	00000589	7/17/1995	$15.25	3,476
LAQUEUR, MACKO	78024	00001232	4/19/1995	$12.50	8,850
LAQUEUR, MACKO	78024	00001233	4/7/1999	$14.06	1,000
LAQUEUR, MACKO	78024	00001233	4/7/1999	$14.06	1,000
LAQUEUR, MACKO	78024	00001233	4/7/1999	$14.06	1,500
LAQUEUR, MACKO	78024	00001233	4/7/1999	$14.06	3,500
LAQUEUR, MACKO	78024	00001233	4/7/1999	$14.06	4,000
LAQUEUR, MACKO	78024	00001233	4/7/1999	$14.06	10,500
LAQUEUR, MACKO	78024	00001235	5/19/1999	$20.13	8,500
LAQUEUR, MACKO	78024	00002415	1/28/2000	$25.31	2,750
Lasseigne Sr., Barry J	67719	00001273	11/12/1998	$25.87	1,000
Lasseigne Sr., Barry J	67719	00001940	6/7/1999	$19.50	1,300
Latour, Raymond A.	60562	00001941	6/7/1999	$19.50	10,500
Latour, Raymond A.	60562	00003663	7/14/2001	$38.07	4,140
Latour, Raymond A.	60562	00004215	7/10/2002	$28.80	3,350
Lawler Jr., Earl R.	12276	00000598	11/12/1998	$25.87	667
Lawler Jr., Earl R.	12276	00001943	6/7/1999	$19.50	1,000
Leboeuf, Kevin C.	62230	00001946	6/7/1999	$19.50	250
Leboeuf, Kevin C.	62230	00001946	6/7/1999	$19.50	4,750
LEDET, STEVE P	67516	00002285	10/1/1999	$26.93	2,000
Lee, Kirby A.	68633	00001948	6/7/1999	$19.50	3,000
Lejeune, Ronnie	69947	00001950	6/7/1999	$19.50	4,500
Lejeune, Ronnie	69947	00002296	10/1/1999	$26.93	3,000
Levick, Edward	17811	00003211	4/1/2000	$41.25	1,120
Lewis, Edgar E	64016	00001506	11/12/1998	$25.87	100
Lewis, Edgar E	64016	00001506	11/12/1998	$25.87	200
Lewis, Edgar E	64016	00001506	11/12/1998	$25.87	200

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Lewis, Edgar E	64016	00001506	11/12/1998	$25.87	1,500
Lewis, Edgar E	64016	00001506	11/12/1998	$25.87	1,500
Littlejohn, Malcolm H.	64976	00001587	11/12/1998	$25.87	4,500
Lottinger, Britt S.	62742	00001471	11/12/1998	$25.87	1,000
Lottinger, Britt S.	62742	00001955	6/7/1999	$19.50	500
Lottinger, Britt S.	62742	00001955	6/7/1999	$19.50	1,300
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	1,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	2,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	2,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	2,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	2,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	2,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	2,500
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	3,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	5,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	5,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	5,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	5,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	5,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	8,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	9,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	10,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	10,900
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	13,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	18,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	21,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	22,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	34,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	50,400
Loyd Jr., Paul B., CEO R&B Corp	68889	00000616	12/5/1995	$23.51	116,200
Loyd Jr., Paul B., CEO R&B Corp	68889	00000621	12/5/1995	$23.51	1,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000621	12/5/1995	$23.51	2,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000621	12/5/1995	$23.51	2,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000621	12/5/1995	$23.51	4,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000621	12/5/1995	$23.51	8,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000621	12/5/1995	$23.51	33,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000621	12/5/1995	$23.51	35,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000621	12/5/1995	$23.51	92,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000620	2/11/1999	$12.50	92,061
Loyd Jr., Paul B., CEO R&B Corp	68889	00000619	4/7/1999	$14.06	460,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00000622	5/19/1999	$20.12	40,000
Loyd Jr., Paul B., CEO R&B Corp	68889	00002489	1/28/2000	$25.31	67,127
Loyd Jr., Paul B., CEO R&B Corp	68889	00002498	1/28/2000	$25.31	212,500
Luedtke, John F.	68891	00000627	11/12/1998	$25.87	334
Luedtke, John F.	68891	00000627	11/12/1998	$25.87	400
Luedtke, John F.	68891	00000627	11/12/1998	$25.87	400
Luedtke, John F.	68891	00000627	11/12/1998	$25.87	1,200
Luedtke, John F.	68891	00001957	6/7/1999	$19.50	500
Luedtke, John F.	68891	00001957	6/7/1999	$19.50	500
Luedtke, John F.	68891	00001957	6/7/1999	$19.50	500
Luedtke, John F.	68891	00001957	6/7/1999	$19.50	500
Luedtke, John F.	68891	00001957	6/7/1999	$19.50	500
Luedtke, John F.	68891	00001957	6/7/1999	$19.50	500

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Luedtke, John F.	68891	00001957	6/7/1999	$19.50	500
Luedtke, John F.	68891	00001957	6/7/1999	$19.50	500
Lunt, John Martin	76950	00003294	7/1/2000	$47.37	480
Lutz, Kenneth R.	68893	00001959	6/7/1999	$19.50	1,300
MacDonald, Ronald David	65138	00003223	4/1/2000	$41.25	480
MacInnes, Ronal A.	68904	00000639	11/12/1998	$25.87	834
MacInnes, Ronal A.	68904	00002462	1/1/2000	$25.31	1,500
Manceaux, Ted P.	70212	00002131	7/15/1999	$21.06	200
Manceaux, Ted P.	70212	00002131	7/15/1999	$21.06	350
Manceaux, Ted P.	70212	00003436	1/1/2001	$46.87	320
Mansfield, John William	73954	00003454	1/1/2001	$46.87	180
Mareno jr., Roy H	68109	00001964	6/7/1999	$19.50	200
Mareno jr., Roy H	68109	00001964	6/7/1999	$19.50	750
Mareno jr., Roy H	68109	00001964	6/7/1999	$19.50	1,200
Mareno jr., Roy H	68109	00001964	6/7/1999	$19.50	1,350
Martin, Thomas G.	66539	00002133	7/15/1999	$21.06	1,120
Massey, Warren A.	69976	00002134	7/15/1999	$21.06	200
Massey, Warren A.	69976	00002134	7/15/1999	$21.06	920
Matherne, Barry	67517	00001267	11/12/1998	$25.87	1,334
Matherne, Barry	67517	00003252	4/1/2000	$41.25	6,000
McCall, Charles	71304	00002189	12/1/1998	$18.25	25,000
McCartney, Neil	70852	00002268	5/13/1998	$59.42	1,700
McCartney, Neil	70852	00003333	7/1/2000	$47.37	3,500
McCartney, Neil	70852	00005450	7/14/2001	$38.07	300
McCartney, Neil	70852	00005450	7/14/2001	$38.07	600
McCartney, Neil	70852	00005450	7/14/2001	$38.07	2,640
McCartney, Neil	70852	00005450	7/14/2001	$38.07	3,100
McCartney, Neil	70852	00005451	7/10/2002	$28.80	5,300
McCarty, Thomas B.	19773	00001494	11/12/1998	$25.87	100
McCarty, Thomas B.	19773	00001494	11/12/1998	$25.87	200
McCarty, Thomas B.	19773	00001494	11/12/1998	$25.87	4,200
McCarty, Thomas B.	19773	00001968	6/7/1999	$19.50	4,000
McClanahan, John M.	68898	00000634	11/12/1998	$25.87	667
McClanahan, John M.	68898	00001970	6/7/1999	$19.50	867
McCoy, Richard	70829	00002277	5/13/1998	$59.42	1,700
McCoy, Richard	70829	00002191	12/1/1998	$18.25	1,000
McDaniel, Michael Lee	70221	00003318	7/1/2000	$47.37	320
McKnight, Jack Patrick	70901	00003350	7/1/2000	$47.37	1,120
McNally, Orville Kenneth	14010	00003407	10/1/2000	$55.93	232
McSpadden, Robert	70830	00002257	5/13/1998	$59.42	2,550
McSpadden, Robert	70830	00002192	12/1/1998	$18.25	1,500
McSweeney, John P	62188	00001977	6/7/1999	$19.50	500
McSweeney, John P	62188	00001977	6/7/1999	$19.50	500
McSweeney, John P	62188	00001977	6/7/1999	$19.50	500
McSweeney, John P	62188	00001977	6/7/1999	$19.50	2,500
McWilliams, Clarence Poe	70899	00003351	7/1/2000	$47.37	480
Meisetschlaeger, Rodney W.	62476	00002512	1/26/1994	$10.00	0
Meisetschlaeger, Rodney W.	62476	00001458	11/12/1998	$25.87	6,750
Meisetschlaeger, Rodney W.	62476	00001979	6/7/1999	$19.50	14,750
Melancon, Richard J.	62159	00001980	6/7/1999	$19.50	300
Melancon, Richard J.	62159	00001980	6/7/1999	$19.50	7,200
Mendel Sr., Shane P.	62231	00002137	7/15/1999	$21.06	320
Miller, Gary Nuel	12699	00003302	7/1/2000	$47.37	480

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

MILLER, RAY C	64994	00001596	11/12/1998	$25.87	4,500
Miller, Richard R.	68958	00000701	11/12/1998	$25.87	3,000
Miller, Richard R.	68958	00001983	6/7/1999	$19.50	300
Miller, Richard R.	68958	00001983	6/7/1999	$19.50	1,900
Miller, Richard R.	68958	00001983	6/7/1999	$19.50	4,800
Mitchell, Iain Malcolm	68454	00002139	7/15/1999	$21.06	480
Mitchen, James	71298	00002221	5/13/1998	$59.42	17,000
Mitchen, James	71298	00002194	12/1/1998	$18.25	200
Mitchen, James	71298	00002194	12/1/1998	$18.25	400
Mitchen, James	71298	00002194	12/1/1998	$18.25	400
Mitchen, James	71298	00002194	12/1/1998	$18.25	400
Mitchen, James	71298	00002194	12/1/1998	$18.25	700
Mitchen, James	71298	00002194	12/1/1998	$18.25	900
Mitchen, James	71298	00002194	12/1/1998	$18.25	2,900
Mitchen, James	71298	00002194	12/1/1998	$18.25	4,300
Mitchen, James	71298	00002194	12/1/1998	$18.25	5,000
Mitchen, James	71298	00002194	12/1/1998	$18.25	5,000
Mitchen, James	71298	00002194	12/1/1998	$18.25	9,800
Mitchen, James	71298	00002194	12/1/1998	$18.25	10,000
Mohamed, Nurose K.	68965	00000705	11/12/1998	$25.87	500
Mohamed, Nurose K.	68965	00000705	11/12/1998	$25.87	1,500
Mohamed, Nurose K.	68965	00001986	6/7/1999	$19.50	1,500
Mohamed, Nurose K.	68965	00003279	7/1/2000	$47.37	3,000
Mohammed, Forde	73813	00003398	10/1/2000	$55.93	3,000
Mohammed, Omar	72379	00003287	7/1/2000	$47.37	3,000
Monteiro Jr., John D	67519	00003483	7/30/1997	$58.00	16,417
Monteiro Jr., John D	67519	00001269	11/12/1998	$25.87	3,667
Monteiro Jr., John D	67519	00001988	6/7/1999	$19.50	3,500
Moore, Roger O.	70002	00003388	10/1/2000	$55.93	800
Moore, Scott Tarleton	68632	00001990	6/7/1999	$19.50	100
Moore, Scott Tarleton	68632	00001990	6/7/1999	$19.50	250
Moore, Scott Tarleton	68632	00001990	6/7/1999	$19.50	400
Moore, Scott Tarleton	68632	00001990	6/7/1999	$19.50	750
Morgan, William T.	62724	00001469	11/12/1998	$25.87	2,750
Morgan, William T.	62724	00001991	6/7/1999	$19.50	5,250
Morgan, William T.	62724	00003665	7/14/2001	$38.07	4,140
Morgan, William T.	62724	00004217	7/10/2002	$28.80	3,750
Moss, John Evan	65316	00001679	11/12/1998	$25.87	2,000
Moss, John Evan	65316	00001992	6/7/1999	$19.50	500
Moss, John Evan	65316	00001992	6/7/1999	$19.50	1,000
Moss, Leighton E	62981	00001473	2/11/1999	$12.50	2,000
Moss, Leighton E	62981	00001473	2/11/1999	$12.50	15,749
Moss, Leighton E	62981	00001474	4/7/1999	$14.06	95,220
Moss, Leighton E	62981	00001475	5/19/1999	$20.12	3,280
Mullins Jr., Andrew Jack	62478	00001993	6/7/1999	$19.50	3,500
Mullins Jr., Andrew Jack	62478	00001993	6/7/1999	$19.50	3,500
Mullins, James F.	60604	00003392	10/1/2000	$55.93	320
Munson, Sarah	71170	00002327	12/1/1998	$18.25	500
Muse, Gary L.	62131	00002320	10/1/1999	$26.93	475
Musick, Paul Lowell	13887	00003403	10/1/2000	$55.93	7,500
Musick, Paul Lowell	13887	00003738	7/14/2001	$38.07	3,140
Musick, Paul Lowell	13887	00004218	7/10/2002	$28.80	2,500
Myrick, Christopher Haden	70813	00003299	7/1/2000	$47.37	800

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Nagle, Tim W.	69001	00000743	12/3/1996	$47.45	88,500
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	100
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	200
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	200
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	400
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	500
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	500
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	500
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	800
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	800
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	1,000
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	1,000
Nagle, Tim W.	69001	00000745	2/11/1999	$12.50	1,631
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	200
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	200
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	200
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	200
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	300
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	300
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	300
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	400
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	400
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	400
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	400
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	400
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	700
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	700
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	800
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	800
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	800
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	800
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	900
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	900
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	900
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,100
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,200
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,200
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,300
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,400
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	1,700
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,200
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,200
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,300
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,300
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,300
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,300
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	2,500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	3,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	3,400
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	3,500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	3,600
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	3,800
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	4,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	5,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	5,000
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	6,500
Nagle, Tim W.	69001	00000746	4/7/1999	$14.06	9,700
Nagle, Tim W.	69001	00000747	5/19/1999	$20.12	9,000
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	100
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	100
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	200
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	200
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	300
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	369
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	500
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	500
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	1,000
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	1,500
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	1,500
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	1,700
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	2,400
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	5,000
Nagle, Tim W.	69001	00002491	1/28/2000	$25.31	23,500
Nagle, Tim W.	69001	00002496	1/28/2000	$25.31	62,500
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	100
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	200
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	300
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	300
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	600
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	700
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	700

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	2,000
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	2,300
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	2,300
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	2,500
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	2,500
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	2,500
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	4,300
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	4,300
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	4,500
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	5,000
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	5,000
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	5,000
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	5,000
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	5,000
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	9,400
Nagle, Tim W.	69001	00002500	1/28/2000	$25.31	25,500
Neto, Joao	65547	00002448	1/1/2000	$25.31	480
Netterville, Edward Eugene	69008	00003313	7/1/2000	$47.37	320
Nixon, Lawrence Edward	71769	00003230	4/1/2000	$41.25	300
Nixon, Lawrence Edward	71769	00003230	4/1/2000	$41.25	1,200
Odom, Wilbert R	73470	00003410	10/1/2000	$55.93	210
Ofner, Charles R.	69024	00000771	2/11/1999	$12.50	100
Ofner, Charles R.	69024	00000771	2/11/1999	$12.50	1,000
Ofner, Charles R.	69024	00000771	2/11/1999	$12.50	1,000
Ofner, Charles R.	69024	00000771	2/11/1999	$12.50	2,000
Ofner, Charles R.	69024	00000771	2/11/1999	$12.50	2,001
Ofner, Charles R.	69024	00000771	2/11/1999	$12.50	10,000
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	100
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	600
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	1,900
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	2,000
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	2,100
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	4,000
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	4,900
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	5,000
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	10,000
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	10,000
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	14,520
Ofner, Charles R.	69024	00000772	4/7/1999	$14.06	19,400
Ofner, Charles R.	69024	00000773	5/19/1999	$20.12	6,480
Ofner, Charles R.	69024	00002494	1/28/2000	$25.31	18,671
Ofner, Charles R.	69024	00002503	1/28/2000	$25.31	37,500
Ohnemus, Karl Heinz	01594	00003452	1/1/2001	$46.87	168
Olivier, Wilkinson	70860	00002195	12/1/1998	$18.25	500
Oubre, Jules V	69402	00003253	4/1/2000	$41.25	4,500
Ouellette, Ed	12834	00002003	6/7/1999	$19.50	4,500
Owen, Gary	70831	00002196	12/1/1998	$18.25	50,000
Padilla, Charles David	69038	00002301	10/1/1999	$26.93	480
Palmer, Cody Bernt	19795	00003227	4/1/2000	$41.25	300
Palmer, Cody Bernt	19795	00003227	4/1/2000	$41.25	2,700
Parks, Leroy Silas	70870	00003353	7/1/2000	$47.37	800
Pattarozzi, Richard A	71879	00002421	2/14/2000	$25.43	30,000
Paul, Larry Ted	70040	00002143	7/15/1999	$21.06	187

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Pellegrin, Lloyd M.	62106	00001391	11/12/1998	$25.87	2,650
Pellegrin, Lloyd M.	62106	00001391	11/12/1998	$25.87	4,100
Pellegrin, Lloyd M.	62106	00002007	6/7/1999	$19.50	10,250
Pellegrin, Lloyd M.	62106	00003676	7/14/2001	$38.07	4,640
Pellegrin, Lloyd M.	62106	00004219	7/10/2002	$28.80	4,000
Penrose, Brian	69058	00000811	11/12/1998	$25.87	4,500
Penrose, Brian	69058	00002009	6/7/1999	$19.50	4,000
Perry, Donnie G.	69059	00002464	1/1/2000	$25.31	1,560
Perry, Donnie G.	69059	00003248	4/1/2000	$41.25	6,000
Peterson Jr, Everrett Leroy	70902	00003354	7/1/2000	$47.37	480
Petrie, William	65542	00003222	4/1/2000	$41.25	480
Phillips, Russell	71821	00003205	4/1/2000	$41.25	480
Piehler, David Martin	70818	00003286	7/1/2000	$47.37	10,500
Piehler, David Martin	70818	00003824	7/14/2001	$38.07	3,640
Pieters Graafland, Arthur Rudolph	68474	00002145	7/15/1999	$21.06	109
Pinell, Charles William	70900	00003355	7/1/2000	$47.37	1,120
Pinkard, Randall Chris	68663	00002197	12/1/1998	$18.25	400
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	100
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	400
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	400
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	500
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	750
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	1,000
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	1,000
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	1,000
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	1,000
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	1,000
Pinkard, Randall Chris	68663	00002011	6/7/1999	$19.50	1,000
Pinkley, James W.	60675	00003801	7/14/2001	$38.07	3,140
Pinkley, James W.	60675	00004220	7/10/2002	$28.80	2,500
Price, James Dale	70911	00003356	7/1/2000	$47.37	1,120
Pugh, Anthony James	71927	00003198	4/1/2000	$41.25	480
Quatrevingt, Lisa D.	62116	00001395	11/12/1998	$25.87	334
Quatrevingt, Lisa D.	62116	00002017	6/7/1999	$19.50	150
Quatrevingt, Lisa D.	62116	00002017	6/7/1999	$19.50	150
Quatrevingt, Lisa D.	62116	00002017	6/7/1999	$19.50	217
Quinones, Robert Anthony	70909	00003357	7/1/2000	$47.37	800
Quiroz, Philip J	70842	00003336	7/1/2000	$47.37	3,000
RAGAS, LLOYD A	67510	00001259	11/12/1998	$25.87	1,000
Ralph, Bruce Graham	20755	00003212	4/1/2000	$41.25	1,120
Rathbun, Ruth R.	69091	00000831	11/12/1998	$25.87	2,000
Rathbun, Ruth R.	69091	00002018	6/7/1999	$19.50	1,500
Rayner, Steven Ernest	68391	00002304	10/1/1999	$26.93	480
Read, David K.	60285	00000841	11/12/1998	$25.87	3,500
Read, David K.	60285	00002019	6/7/1999	$19.50	5,250

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Reeves Jr., Robert H.	62060	00001382	11/12/1998	$25.87	1,814
Reeves Jr., Robert H.	62060	00002023	6/7/1999	$19.50	2,250
Reeves Jr., Robert H.	62060	00002023	6/7/1999	$19.50	12,500
Reeves Jr., Robert H.	62060	00003678	7/14/2001	$38.07	10,140
Reeves Jr., Robert H.	62060	00004221	7/10/2002	$28.80	10,500
Reeves Sr., Robert P.	62022	00002022	6/7/1999	$19.50	1,000
Reeves, Charles E.	62193	00001419	11/12/1998	$25.87	1,300
Reeves, Charles E.	62193	00001419	11/12/1998	$25.87	4,200
Reeves, Charles E.	62193	00002020	6/7/1999	$19.50	5,250
Reeves, Rayford C.	62129	00001399	11/12/1998	$25.87	1,000
Reeves, Rayford C.	62129	00002021	6/7/1999	$19.50	600
Reeves, Rayford C.	62129	00002021	6/7/1999	$19.50	700
Rein, Valrie J.	62070	00001385	11/12/1998	$25.87	6,750
Rein, Valrie J.	62070	00002024	6/7/1999	$19.50	8,250
Rein, Valrie J.	62070	00003677	7/14/2001	$38.07	4,640
Rein, Valrie J.	62070	00004223	7/10/2002	$28.80	3,750
Reynolds, James Michael	67562	00003231	4/1/2000	$41.25	3,000
Richardson, Daniel	70843	00002259	5/13/1998	$59.42	2,550
Richardson, Daniel	70843	00002199	12/1/1998	$18.25	1,500
Richardson, Daniel	70843	00002465	1/1/2000	$25.31	9,000
Richmond, David W.	64266	00001525	11/12/1998	$25.87	3,000
Richmond, David W.	64266	00002026	6/7/1999	$19.50	2,667
Richoux Jr., Leroy A.	62151	00002027	6/7/1999	$19.50	2,250
Richoux Jr., Leroy A.	62151	00002027	6/7/1999	$19.50	2,250
Rodney, Don P.	62303	00001441	11/12/1998	$25.87	6,750
Rodney, Don P.	62303	00002029	6/7/1999	$19.50	10,250
Rodney, Don P.	62303	00003672	7/14/2001	$38.07	2,840
Rodney, Don P.	62303	00004225	7/10/2002	$28.80	3,000
Rogne, John	65027	00003190	4/1/2000	$41.25	480
Romero, Jennifer Kay	61618	00001352	11/12/1998	$25.87	1,000
Romero, Jennifer Kay	61618	00001860	6/7/1999	$19.50	1,300
Rosinbaum, Larry W.	64062	00001511	11/12/1998	$25.87	1,334
Rosinbaum, Larry W.	64062	00002035	6/7/1999	$19.50	867
RUSHING, JR., JOHN W	77417	00002328	12/1/1998	$18.25	2,500
Rutherford, James H.	70097	00003459	1/1/2001	$46.87	800
Saba, Marco	72412	00003419	10/1/2000	$55.93	480
SANDMEYER, ROBERT L	78058	00001097	4/7/1999	$14.06	800
SANDMEYER, ROBERT L	78058	00001097	4/7/1999	$14.06	2,000
SANDMEYER, ROBERT L	78058	00001099	4/7/1999	$14.06	800
SANDMEYER, ROBERT L	78058	00001099	4/7/1999	$14.06	5,000
SANDMEYER, ROBERT L	78058	00001099	4/7/1999	$14.06	5,750
Santiago, Maria	71276	00002201	12/1/1998	$18.25	500
Santiago, Maria	71276	00002293	10/1/1999	$26.93	4,000
Santos, Peter John	70821	00002202	12/1/1998	$18.25	1,000
Savoy, Joseph James	70102	00002153	7/15/1999	$21.06	800
Schwertz, Michael P	71765	00003249	4/1/2000	$41.25	100
Schwertz, Michael P	71765	00003249	4/1/2000	$41.25	1,400
Schwertz, Michael P	71765	00003249	4/1/2000	$41.25	1,500
Scott, Jason P.	63981	00003250	4/1/2000	$41.25	3,000
Scott, Terrell Carl	71713	00003359	7/1/2000	$47.37	480
Shand, Derek Arthur	72863	00003295	7/1/2000	$47.37	800
SHOLER, DAVID K	65152	00001635	11/12/1998	$25.87	5,500
SHORT, J. K	70590	00001297	11/12/1998	$25.87	5,500

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Silverman, Peter J.	69168	00000893	11/12/1998	$25.87	4,500
Silverman, Peter J.	69168	00002040	6/7/1999	$19.50	4,000
Smith, John Stuart	60392	00003309	7/1/2000	$47.37	628
Spannagel, Johnny	71179	00002329	12/1/1998	$18.25	1,000
Spence, Robert George	71203	00002453	1/1/2000	$25.31	480
Stafford, Michael Jay	51533	00002159	7/15/1999	$21.06	320
Stafford, Randall Allan	71859	00003232	4/1/2000	$41.25	17,000
Stafford, Randall Allan	71859	00003808	7/14/2001	$38.07	6,140
Stafford, Randall Allan	71859	00004094	7/10/2002	$28.80	6,500
Sterling, Donald W.	69190	00000920	11/12/1998	$25.87	5,500
Sterling, Donald W.	69190	00002048	6/7/1999	$19.50	5,250
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	0
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	4,500
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	5,000
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	5,000
Stewart, Bernie W.	63131	00002521	4/15/1996	$19.44	5,000
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001480	4/7/1999	$14.06	0
Stewart, Bernie W.	63131	00001481	5/19/1999	$20.12	5,000
Stewart, Bernie W.	63131	00001481	5/19/1999	$20.12	5,500
Stewart, Bernie W.	63131	00002492	1/28/2000	$25.31	500
Stewart, Bernie W.	63131	00002492	1/28/2000	$25.31	2,100
Stewart, Bernie W.	63131	00002492	1/28/2000	$25.31	2,400
Stewart, Bernie W.	63131	00002492	1/28/2000	$25.31	5,000
Stewart, Bernie W.	63131	00002492	1/28/2000	$25.31	5,000
Stewart, Bernie W.	63131	00002492	1/28/2000	$25.31	6,312
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	200
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	300
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	400
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	400
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	500
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	500
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	500
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	500

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	1,500
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	2,000
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	2,100
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	2,100
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	4,500
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	4,700
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	4,800
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	5,000
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	5,000
Stewart, Bernie W.	63131	00002501	1/28/2000	$25.31	5,000
Stout, Byron Keith	12871	00003380	10/1/2000	$55.93	7,500
Strauss, Russell E.	69601	00002286	10/1/1999	$26.93	3,000
Stripling, Darryl G.	69202	00000924	7/17/1995	$15.25	190
Stripling, Darryl G.	69202	00000924	7/17/1995	$15.25	400
Swanson, Douglas	71180	00002341	5/21/1997	$38.54	17,000
Swanson, Douglas	71180	00002342	5/13/1998	$59.42	42,500
Swanson, Douglas	71180	00002418	1/28/2000	$25.31	100
Swanson, Douglas	71180	00002418	1/28/2000	$25.31	850
Swanson, Douglas	71180	00002418	1/28/2000	$25.31	1,800
Talbot II, Daniel A.	69403	00003254	4/1/2000	$41.25	10,500
Taylor, Cynthia	71280	00002332	12/1/1998	$18.25	300
Taylor, Cynthia	71280	00002332	12/1/1998	$18.25	400
Taylor, Cynthia	71280	00002332	12/1/1998	$18.25	2,200
Taylor, Cynthia	71280	00002332	12/1/1998	$18.25	2,500
Taylor, Cynthia	71280	00002332	12/1/1998	$18.25	2,500
Taylor, Cynthia	71280	00002332	12/1/1998	$18.25	2,500
Taylor, Cynthia	71280	00002332	12/1/1998	$18.25	9,600
Taylor, Jerry	70149	00002234	5/13/1998	$59.42	850
Taylor, Jerry	70149	00002052	6/7/1999	$19.50	1,000
Taylor, Jerry	70149	00002298	10/1/1999	$26.93	2,500
Taylor, Ronald L.	69214	00000940	11/12/1998	$25.87	3,000
Taylor, Ronald L.	69214	00002053	6/7/1999	$19.50	4,667
Temple, Robert John	22260	00000944	11/12/1998	$25.87	4,500
Temple, Robert John	22260	00002054	6/7/1999	$19.50	4,000
Terrebonne, Clyde Joseph	70823	00003225	4/1/2000	$41.25	1,120
Thomas, Eugene Lewis	64577	00001546	11/12/1998	$25.87	3,000
Thomas, Eugene Lewis	64577	00002057	6/7/1999	$19.50	3,000
Thomas, Eugene Lewis	64577	00003659	7/14/2001	$38.07	4,640
Thomas, Eugene Lewis	64577	00004226	7/10/2002	$28.80	4,200
Thompson, Wayne C.	69223	00000951	11/12/1998	$25.87	301
Thompson, Wayne C.	69223	00000951	11/12/1998	$25.87	700
Thompson, Wayne C.	69223	00000951	11/12/1998	$25.87	1,249
Thompson, Wayne C.	69223	00000951	11/12/1998	$25.87	2,250
Thompson, Wayne C.	69223	00002059	6/7/1999	$19.50	2,000
Thompson, Wayne C.	69223	00002059	6/7/1999	$19.50	2,000
Thompson, Wayne C.	69223	00003237	4/1/2000	$41.25	1,500
Thompson, Wayne C.	69223	00003237	4/1/2000	$41.25	1,500
Thompson, Wayne C.	69223	00003740	7/14/2001	$38.07	5,140
Toalson, David C.	69226	07072000	7/7/2000	$45.00	800
Toalson, David C.	69226	07072000	7/7/2000	$45.00	36,700
Tolar, Roger Wayne	70853	00003188	4/1/2000	$41.25	1,120
Toomath, Danial Terrence	77260	00003296	7/1/2000	$47.37	800
TOTTEN, RONNIE D	71613	00001253	11/12/1998	$25.87	1,334

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

TOTTEN, RONNIE D	71613	00002063	6/7/1999	$19.50	5,000
Toufeeq, Imran	69233	00000967	7/17/1995	$15.25	300
Toufeeq, Imran	69233	00000967	7/17/1995	$15.25	500
Toufeeq, Imran	69233	00000967	7/17/1995	$15.25	3,000
Toufeeq, Imran	69233	00000967	7/17/1995	$15.25	3,180
Toufeeq, Imran	69233	00000967	7/17/1995	$15.25	6,000
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	200
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	300
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	400
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	400
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	500
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	500
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	700
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	1,000
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	1,000
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	1,700
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	2,000
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	2,300
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	2,300
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	2,500
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	4,500
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	4,700
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	5,000
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	10,000
Toufeeq, Imran	69233	00000971	5/19/1999	$20.12	35,000
Toufeeq, Imran	69233	00002493	1/28/2000	$25.31	26,308
Toufeeq, Imran	69233	00002497	1/28/2000	$25.31	37,500
Toufeeq, Imran	69233	00002502	1/28/2000	$25.31	40,000
Townsend, Ronald W	70845	00002258	5/13/1998	$59.42	3,400
Townsend, Ronald W	70845	00002204	12/1/1998	$18.25	2,000
Townsend, Ronald W	70845	00003337	7/1/2000	$47.37	11,500
TRAHAN, ALBERT J	71438	00001283	11/12/1998	$25.87	250
Trahan, Andrew W.	70158	00002163	7/15/1999	$21.06	800
Trevitt, Richard Edwin	67742	00000073	11/12/1998	$25.87	6,750
Trevitt, Richard Edwin	67742	00002466	1/1/2000	$25.31	750
Trevitt, Richard Edwin	67742	00002466	1/1/2000	$25.31	1,000
Trevitt, Richard Edwin	67742	00002466	1/1/2000	$25.31	1,400
Trevitt, Richard Edwin	67742	00002466	1/1/2000	$25.31	7,100
Trombley, Allan E.	69237	00000976	11/12/1998	$25.87	5,500
Trombley, Allan E.	69237	00002064	6/7/1999	$19.50	5,250
Truhlar Jr., Robert C	72045	00003226	4/1/2000	$41.25	4,500
Vande Zande, Paul	71185	00002334	12/1/1998	$18.25	500
Vandervort, Jeffrey John	68709	00002066	6/7/1999	$19.50	500
Vandervort, Jeffrey John	68709	00002066	6/7/1999	$19.50	1,000
Vedrines, Christopher	70863	00002265	5/13/1998	$59.42	1,700
Vedrines, Christopher	70863	00002205	12/1/1998	$18.25	1,000
Vedrines, Christopher	70863	00003338	7/1/2000	$47.37	6,500
Voisin Sr., Bradley J.	66366	00002067	6/7/1999	$19.50	7,000
Voisin Sr., Bradley J.	66366	00003658	7/14/2001	$38.07	4,140
Voisin Sr., Bradley J.	66366	00004228	7/10/2002	$28.80	3,750
Volkmer, Glenwood	70904	00003361	7/1/2000	$47.37	1,120
Vorst, Darren J	90758	00003633	7/14/2001	$38.07	4,640
Vorst, Darren J	90758	00004229	7/10/2002	$28.80	4,500

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Wanenmacher III, Joseph Melching	69262	00000996	7/17/1995	$15.25	1,860
Wanenmacher III, Joseph Melching	69262	00001001	11/12/1998	$25.87	4,500
Wanenmacher III, Joseph Melching	69262	00002069	6/7/1999	$19.50	4,000
Warren, Ronald Franklin	71067	00002457	1/1/2000	$25.31	1,120
Watson, Robert Wayne	70846	00002270	5/13/1998	$59.42	850
Watson, Robert Wayne	70846	00003339	7/1/2000	$47.37	7,000
Weathers, Drew A.	69267	00001009	11/12/1998	$25.87	3,500
Weathers, Drew A.	69267	00002071	6/7/1999	$19.50	150
Weathers, Drew A.	69267	00002071	6/7/1999	$19.50	2,100
Webster, Steven A.	62886	00001110	2/7/1995	$12.50	8,850
Webster, Steven A.	62886	00002518	1/23/1996	$12.12	100,000
Webster, Steven A.	62886	00001112	2/11/1999	$12.50	106,224
Webster, Steven A.	62886	00001111	4/7/1999	$14.06	496,800
Webster, Steven A.	62886	00001113	5/19/1999	$20.12	43,200
Webster, Steven A.	62886	00002420	1/28/2000	$25.31	2,750
West, Gordon W.	69272	00001018	11/12/1998	$25.87	2,000
West, Gordon W.	69272	00002073	6/7/1999	$19.50	1,500
White, Calvin L.	63467	00001487	11/12/1998	$25.87	1,000
White, Stephen Michael	68487	00003320	7/1/2000	$47.37	480
Whitman, William Newell	70910	00003362	7/1/2000	$47.37	1,120
Wibrew, Edward T.	60301	00001020	11/12/1998	$25.87	1,000
Wibrew, Edward T.	60301	00002076	6/7/1999	$19.50	1,300
Wibrew, Edward T.	60301	00003293	7/1/2000	$47.37	1,500
WIGGINS, BRYAN P	71614	00001255	11/12/1998	$25.87	1,334
WIGGINS, BRYAN P	71614	00002078	6/7/1999	$19.50	1,000
Wiggins, Danny Wayne	70914	00003363	7/1/2000	$47.37	480
Wilkerson, James Olen	60566	00003439	1/1/2001	$46.87	800
Williams, Alfred Moore	68601	00002467	1/1/2000	$25.31	22,000
Williamson, Doyle Allen	70847	00003340	7/1/2000	$47.37	7,500
Wilson, Glenn Lewis	70848	00003341	7/1/2000	$47.37	4,500
Wilson, James	70832	00002248	5/13/1998	$59.42	4,250
Wilson, James	70832	00002207	12/1/1998	$18.25	450
Wilson, James	70832	00002207	12/1/1998	$18.25	500
Wilson, James	70832	00002207	12/1/1998	$18.25	800
Wilson, James	70832	00002207	12/1/1998	$18.25	7,250
Wilson, John C.	69295	00001039	11/12/1998	$25.87	1,000
Wise, Jim	71303	00002208	12/1/1998	$18.25	10,000
Wise, Jim	71303	00002208	12/1/1998	$18.25	30,000
Wolff, Christian V.	69309	00001057	11/12/1998	$25.87	1,500
Wolff, Christian V.	69309	00001057	11/12/1998	$25.87	1,900
Wolff, Christian V.	69309	00001057	11/12/1998	$25.87	2,100
Wolff, Christian V.	69309	00002084	6/7/1999	$19.50	5,250
Wolfshohl, Lionel	62482	00002085	6/7/1999	$19.50	500
Wolfshohl, Lionel	62482	00002085	6/7/1999	$19.50	500
Wolfshohl, Lionel	62482	00002085	6/7/1999	$19.50	500
Wolfshohl, Lionel	62482	00002085	6/7/1999	$19.50	500
Wolfshohl, Lionel	62482	00002085	6/7/1999	$19.50	900
Wolfshohl, Lionel	62482	00002085	6/7/1999	$19.50	933
Wolfshohl, Lionel	62482	00002085	6/7/1999	$19.50	1,917
Wright, Janet	69312	00001059	7/17/1995	$15.25	180
Wright, Janet	69312	00001059	7/17/1995	$15.25	225
Wright, Janet	69312	00001059	7/17/1995	$15.25	285
Wright, Janet	69312	00001059	7/17/1995	$15.25	285

Name	ID	Grant Number	Grant Date	Option Price	Options Outstanding At IPO

Wright, Janet	69312	00001059	7/17/1995	$15.25	310
Wright, Janet	69312	00001059	7/17/1995	$15.25	350
Wright, Janet	69312	00001059	7/17/1995	$15.25	725
Wright, Janet	69312	00001064	11/12/1998	$25.87	4,500
Yester, Martin Edward	12788	00002087	6/7/1999	$19.50	1,500
Yester, Martin Edward	12788	00002087	6/7/1999	$19.50	3,000
Young, Frank Michael	71771	00003203	4/1/2000	$41.25	480
ZIEGLER, WILLIAM R	76095	00001101	4/7/1999	$14.06	21,500
ZIEGLER, WILLIAM R	76095	00001102	5/19/1999	$20.13	8,500
ZIEGLER, WILLIAM R	76095	00002419	1/28/2000	$25.31	2,750

Totals					6,083,906

APPENDIX A

Examples Illustrating the Application of Section 4

The following examples illustrate the operation of various provisions of Section 4 of this Agreement.  Each of the examples assumes (i) an income tax rate of 35%, (ii) that the IPO Closing Date occurred in 2003, and (iii) that TODCO files a Separate Return with respect to all Taxes in 2004 and later years.

          Example 1.  In 2004, TODCO has $100x of gross income, all of which is from sources outside the United States, and pays $35x of Foreign Income Taxes.  TODCO has no other expenses or deductions in 2004, but has available a $100x net operating loss (“NOL”) carryforward from 2002.  TODCO elects (or Holdings causes TODCO to elect) to credit, rather than deduct, Foreign Income Taxes paid in 2004.  TODCO’s foreign tax credits are, however, subject to full limitation, but solely because of the existence of the 2002 NOL.  The following reflects TODCO’s 2004 liability for Taxes with and without regard to the 2002 NOL:

	Actual Return with 2002 NOL	Hypothetical Return without 2002 NOL

Gross Income	100x	100x
Deductions	-0-	-0-
2002 NOL	100x	-0-

Pre-Credit Tax Liability	-0-	35x
Credits	-0-	35x

Income Tax Liability	-0-	-0-

          Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset.  Because the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2 (without regard to the 2004 foreign tax credits that could have otherwise been used), TODCO must pay Holdings pursuant to Section 4.2(a) an amount equal to the value of the 2002 NOL.  Pursuant to 4.2(c), the value of the 2002 NOL is $35x (viz., 35% x $100x), reduced by the value of the foreign tax credits that could have been used to similarly reduce TODCO’s Taxes, but for the existence of the 2002 NOL.  Pursuant to clause (x) of the last sentence of Section 4.2(c), the value of the foreign tax credits is $28x (viz., 80% x $35x).  Accordingly, the value of the 2002 NOL, $35x, is reduced by the value of the foreign tax credits, $28x, resulting in a $7 payment obligation by TODCO to Holdings.

          Pursuant to Section 4.2(b)(iv), the 2004 foreign tax credits will thereafter be treated as a Pre-IPO Tax Asset.  Accordingly, if TODCO subsequently uses those credits on a Tax Return to reduce its Taxes, it must pay Holdings under Section 4.2(a) an amount equal to the value of those credits.  The value of those credits will be $28x, pursuant to Section 4.2(c)(iii), but subject to reduction by any Post-IPO Tax that could have otherwise been used to similarly reduce such Taxes.  Similarly, if TODCO uses only half of those credits (i.e., $17.5x), TODCO must only pay Holdings an amount equal to the value of half of the credits (i.e., $14x, subject to reduction by any Post-IPO Tax that could have otherwise been used to similarly reduce such Taxes).

          Example 2.  The facts are the same as in Example 1, except that TODCO elects (or Holdings causes TODCO to elect) to deduct rather than credit Foreign Income Taxes paid in 2004.  The following reflects TODCO’s 2004 liability for Taxes with and without regard to the 2002 NOL:

	Actual Return with 2002 NOL	Hypothetical Return without 2002 NOL

Gross Income	100x	100x
Deductions	35x	35x
2002 NOL	65x	-0-

Pre-Credit Tax Liability	-0-	22.75x
Credits	-0-	-0-

Income Tax Liability	-0-	22.75x

          Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset.  Because $65x of the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2, TODCO must pay Holdings pursuant to Section 4.2(a) an amount equal to the value of that portion of the 2002 NOL.  Pursuant to 4.2(c), the value of that portion of the 2002 NOL is $22.75x (viz., 35% x $65x), reduced by the value of any Post-IPO Tax Asset that could have otherwise been used to reduce TODCO’s Taxes.  Pursuant to the second sentence of Section 4.2(c), the deduction for Foreign Income Taxes paid in 2004 will be considered a Tax Asset that could have otherwise been so used, because TODCO could have credited, rather than deducted, such Foreign Income Taxes but for the existence of the 2002 NOL.  Pursuant to clause (y) of the last sentence of Section 4.2(c), the value of the such deduction shall equal $18.20x (viz., 80% x ($35x – 35% x $35x)).  Accordingly, the value of $65x of the 2002 NOL, $22.75x, is reduced by the value of the deduction for Foreign Income Taxes paid in 2004, $18.20x, resulting in a $4.55 payment obligation by TODCO to Holdings.

          Example 3.  The facts are the same as in Example 1, except that in 2008 TODCO files (or Holdings causes TODCO to file) an amended Tax Return for 2004 in which TODCO elects to deduct, rather than credit, Foreign Income Taxes paid in 2004 (i.e., the results in Example 2).  Accordingly, TODCO’s obligations under Section 4.2(a) will be recomputed taking into account the amended Tax Return, and TODCO and Holdings will make payments between each other pursuant to Section 5.3 to reflect the adjusted obligation.  On these facts, Holdings would pay TODCO $2.45 (viz. $7 - $4.55).

          The change in the 2004 election, however, also reduces the amount of the 2002 NOL carryforward that is used in 2004.  Accordingly, a payment obligation may arise with respect to the $35x of 2002 NOL carryforward that is carried to 2005 or a later year.

          Example 4.  In 2004, TODCO has $100x of gross income and pays no Foreign Income Taxes.  TODCO has no expenses or deductions in 2004, but has available a $100x NOL carryforward from 2002.  The following reflects TODCO’s 2004 liability for Taxes with and without regard to the 2002 NOL:

	Actual Return with 2002 NOL	Hypothetical Return without 2002 NOL

Gross Income	100x	100x
Deductions	-0-	-0-
2002 NOL	100x	-0-

Pre-Credit Tax Liability	-0-	-0-
Credits	-0-	-0-

Income Tax Liability	-0-	35x

          Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset.  Because the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2, TODCO must pay Holdings pursuant to Section 4.2(a) an amount equal to the value of the 2002 NOL.  Pursuant to 4.2(c)(i), the value of the 2002 NOL is $35x (viz., 35% x $100x).  Accordingly, TODCO must pay Holdings $35x.

          In 2005, TODCO generates a $100x NOL.  Pursuant to the “provided, however,” clause of Section 4.2(c), TODCO may not carry back the 2005 NOL to the hypothetical 2004 Tax Return in order to reduce the value of the 2002 NOL that was used in 2004.

          Example 5.  In 2004, TODCO generates a $100x NOL.  In 2005, TODCO has $100x of gross income and pays no Foreign Income Taxes.  TODCO has no expenses or deductions in 2005, but has available a $100x NOL carryforward from 2002 and a $100x NOL carryforward from 2004 .  The following reflects TODCO’s 2005 liability for Taxes with and without regard to the 2002 NOL:

	Actual Return with 2002 NOL	Hypothetical Return without 2002 NOL

Gross Income	100x	100x
Deductions	-0-	-0-
2002 NOL	100x	-0-
2004 NOL	-0-	100x

Pre-Credit Tax Liability	-0-	-0-
Credits	-0-	-0-

Income Tax Liability	-0-	-0-

          Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset.  Because the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2 (without regard to the 2004 NOL that could have otherwise been used), TODCO must pay Holdings pursuant to Section 4.2(a) an amount equal to the value of the 2002 NOL.  Pursuant to 4.2(c), the value of the 2002 NOL is $35x (viz., 35% x $100x), reduced by the value of the 2004 NOL that could have been used to similarly reduce TODCO’s Taxes, but for the existence of the 2002 NOL.  Pursuant to the general rule of Section 4.2(c)(i), the value of the 2004 NOL is $35x (viz., 35% x $100x).  Accordingly, the value of the 2002 NOL, $35x, is reduced by the value of the 2004 NOL, also $35x, resulting in no payment obligation by TODCO to Holdings.

          Pursuant to Section 4.2(b)(iv), the 2004 NOL will thereafter be treated in the same manner as if such NOL had been created on or before the Closing Date.  Accordingly, if TODCO subsequently uses the 2004 NOL on a Tax Return to reduce its Taxes, it must pay Holdings under Section 4.2(a) an amount equal to the value of such NOL.

          Example 6.  In 2004, TODCO has $100x of gross income from sources outside the United States, and pays $35x of Foreign Income Taxes.  TODCO also has $100 of gross income from sources within the United States and a $100 deduction from sources outside the United States.  TODCO has no other expenses or deductions in 2004, but has available a $100x NOL carryforward from 2002.  TODCO elects (or Holdings causes TODCO to elect) to credit, rather than deduct, Foreign Income Taxes paid in 2004.  TODCO’s foreign tax credits are, however, subject to full limitation, NOT solely because of the existence of the 2002 NOL, but also because of the $100 deduction from sources outside the United States.  The following reflects TODCO’s 2004 liability for Taxes with and without regard to the 2002 NOL:

	Actual Return with 2002 NOL	Hypothetical Return without 2002 NOL

Gross Income (US Source)	100x	100x
Gross Income (Foreign Source)	100x	100x
Deductions (US Source)	-0-	-0-
Deductions (Foreign Source)	100x	100x
2002 NOL	100x	-0-

Pre-Credit Tax Liability	-0-	35x
Credits	-0-	-0-

Income Tax Liability	-0-	35x

          Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset.  Because the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2 (without regard to the 2004 foreign tax credits), TODCO must pay Holdings pursuant to Section 4.2(a) an amount equal to the value of the 2002 NOL.  Pursuant to 4.2(c), the value of the 2002 NOL is $35x (viz., 35% x $100x), reduced by the value of the foreign tax credits that could have been used to similarly reduce TODCO’s Taxes, but for the existence of the 2002 NOL.  Because the foreign tax credits could not have been used even without the existence of the 2002 NOL, there is no reduction in the value of the 2002 NOL.  Accordingly, there is a $35 payment obligation by TODCO to Holdings.  The foreign tax credits continue to be a Post-IPO Tax Asset.

          Example 7.  As of January 30, 2006, TODCO and its Subsidiaries, collectively, have the following Tax Assets:

•	a $1,000x NOL carryforward from 2002,

•	a $100x foreign tax credit carryforward from 2002, and

•	a $100x foreign tax credit carryforward from 2004 that is treated as a Pre-IPO Tax Asset by reason of Section 4.2(b)(iv) with a value of $80x pursuant to Section 4.2(c)(iii).

          On January 31, 2006, TODCO disposes of 30% of the stock of one its Subsidiaries (“Subsidiary A”).  As a result of such disposition, Subsidiary A immediately thereafter ceases to join in the filing of a Federal Income Tax Return that is filed on a consolidated basis by TODCO and its eligible Subsidiaries (the “Deconsolidation”).  Under the relevant Tax Law, Subsidiary A will be allowed to carry forward and deduct or credit, as applicable, on a Tax Return filed with respect to a Tax Year, or portion thereof, beginning after the day of Deconsolidation the following Tax Assets: (1) $200x of the 2002 NOL carryforward, (2) $20x of the 2002 foreign tax credit carryforward, and (3) $20x of the 2004 foreign tax credit carryforward.  On May 31, 2006, 51% of the TODCO stock is acquired by a corporation unrelated to Holdings.

          As a result of the Deconsolidation, the TODCO Tax Group will, pursuant to Section 4.2(g), be deemed to have used those Tax Assets attributable to Subsidiary A: (1) $200x of the 2002 NOL carryforward, (2) $20x of the 2002 foreign tax credit carryforward, and (3) $20x of the 2004 foreign tax credit carryforward.  The value of these deemed used Tax Assets is determined as follows:

•	The value of $200x of the 2002 NOL carryforward will equal $70x (viz., 35% x $200), pursuant to Section 4.2(c)(i) and the penultimate sentence of Section 4.2(g).

•	The value of $20x of the 2002 foreign tax credit carryforward will equal $7x (viz., 35% x $20), pursuant to Section 4.2(c)(i) and the last sentence of Section 4.2(g).

•	The value of $20x of the 2004 foreign tax credit carryforward will equal $16x (viz., 20/100 x $80x), pursuant to Section 4.2(c)(iii) and the penultimate sentence of Section 4.2(g).

          The Applicable Discount Rate for 2006 is 0.70.  Accordingly, TODCO will be obligated to pay Holdings $65.1x (viz., ($70x + $7x + $16x) x 0.70), pursuant to Sections 4.2(a) and (g).  Such payment will be due 30 days after January 30, 2006, pursuant to Section 5.2(c)(iii).  This payment is due without regard to whether any member of the TODCO Tax Group actually uses such Tax Assets.

          As a result of the acquisition of 51% of the stock of TODCO by a corporation unrelated to Holdings, the remaining members of the TODCO Tax Group will, pursuant to Section 4.2(f), be deemed to have used: (1) the remaining $800x of the 2002 NOL carryforward, (2) the remaining $80x of the 2002 foreign tax credit carryforward, and (3) the remaining $80x of the 2004 foreign tax credit carryforward.  Pursuant to Section 4.2(h)(i), TODCO will not be deemed to have again used the Pre-IPO Tax Assets deemed used on January 30, 2006 pursuant to Section 4.2(g).  The value of these deemed used Tax Assets is determined as follows:

•	The value of the remaining $800x of the 2002 NOL carryforward will equal $280x (viz., 35% x $800), pursuant to Section 4.2(c)(i) and the penultimate sentence of Section 4.2(f).

•	The value of the remaining $80x of the 2002 foreign tax credit carryforward will equal $28x (viz., 35% x $80), pursuant to Section 4.2(c)(i) and the last sentence of Section 4.2(f).

•	The value of the remaining $80x of the 2004 foreign tax credit carryforward will equal $64x (viz., 80/100 x $80x), pursuant to Section 4.2(c)(iii) and the penultimate sentence of Section 4.2(g).

          The Applicable Discount Rate for 2006 is 0.70.  Accordingly, TODCO will be obligated to pay Holdings $260.4x (viz., ($280x + $28x + $64x) x 0.70), pursuant to Sections 4.2(a) and (f).  Such payment will be due 30 days after May 30, 2006, pursuant to Section 5.2(c)(iii).  This payment is due without regard to whether any member of the TODCO Tax Group actually uses such Tax Assets.

          Example 8.  In 2007, TODCO utilizes Louisiana net operating losses of $100x that were carried forward from the 2000 Tax Year.  Assume the highest statutory corporate income tax rate in Louisiana for 2007 is 8%.

          Pursuant to Section 4.2(b)(i), the 2000 Louisiana net operating losses are treated as Pre-IPO Tax Assets.  Pursuant to Section 4.2(c)(i), the value of these Pre-IPO Tax Assets is $8x (viz, $100x x 8%, the highest statutory tax rate applicable under Louisiana law).  However, pursuant to Section 4.2(h)(iv), this value is reduced by $2.8x (viz., $8x x 35%, the highest statutory tax rate applicable under Section 11 of the Code).

          Accordingly, the value of the $100x of Tax Year 2000 Louisiana net operating losses utilized in Tax Year 2007 is $5.2x and results in a payment obligation of such amount by TODCO to Holdings:

Pre-IPO Tax Asset Utilized	100x
Multiplied by Section 4.2(c)(i) tax rate	8%

Section 4.2(c)(i) Value	8x
Section 4.2(h)(5) reduction ($8x x 35%)	(2.8x	)

Payment Obligation by TODCO to Holdings	5.2x

          Example 9.  In 2007, Transocean stock options described in Section 4.4 are exercised which result in tax deductions of $20x for TODCO.  Assume TODCO has taxable income for 2007 of $200x, before considering any deductions for Transocean stock options described in Section 4.4 or utilization of any net operating loss or other carryovers.

          Pursuant to Section 4.4, TODCO has a payment obligation to Holdings with respect to such stock option exercises equal to $3.85x, as detailed below.

Section 4.4 Stock Option Deduction	20x
Multiplied by Section 4.4 Pre-IPO Tax Asset Percentage	55%

Amount Treated as a Section 4.2 Pre-IPO Tax Asset	11x
Multiplied by Section 4.2(c)(i) Highest Statutory Tax Rate	35%

Section 4.2(c)(i) Value	3.85x

          Example 10.  Assume the stock option deductions in Example 9 result in payroll Taxes described in Section 2.5(f) of $1.0x.  Pursuant to Section 2.5(f), funding of payroll Taxes is an obligation of Holdings.  However, Holdings’s payment of this payroll Tax results in a Tax deduction to TODCO equal to $1.0x.  Pursuant to Section 4.4, TODCO has an additional payment obligation to Holdings equal to the product of 55% (Section 4.4 Pre-IPO Tax Asset percentage) x $1.0x (payroll deduction) x 35% (the highest statutory tax rate under Code Section 11).  TODCO thus has an additional payment obligation to Holdings of $0.1925x.  Pursuant to Sections 3.2(a) and (b)(i), Holdings or another Transocean affiliate will issue the applicable IRS Forms W-2 or 1099 to the persons exercising the stock options.

          Example 11.  Assume the same facts as in Example 9, except that TODCO has a net loss of $80x for Tax Year 2007 before considering any deductions for Transocean stock options described in Section 4.4 or utilization of any net operating loss or other carryovers.  Thus, TODCO has a total net operating loss for the year of $100x after taking into account the Section 4.4 stock option deductions of $20x.

          The same $11x of stock options deductions is treated as a Pre-IPO Tax Asset (and the value remains at $3.85x), but the payment obligation by TODCO to Holdings is deferred until actual use.  The remaining $89x of TODCO’s 2007 net loss is a Post-IPO Tax Asset.

          Example 12.  Assume the same facts as in Example 11.  Also assume that TODCO generates taxable income in 2008, 2009 and 2010 as detailed below.  Further assume that there are no other Post-IPO Tax Assets or Section 4.4 stock option deductions in these years, but that there are Pre-IPO net operating losses as outlined below.  Lastly, assume that there are no Code Section 382 limitations for any year nor any other Pre-IPO Tax Assets other than the net operating loss carryovers listed below.

Pre-IPO Net Operating Losses:		Taxable Income in Post-IPO Years

Year	Amount	Year	Amount

2000	100x	2008	300x
2001	150x	2009	200x
2002	200x	2010	300x
2003	150x

Total	600x

          For Tax Year 2008, TODCO utilizes on its Tax Return $300x of Pre-IPO net operating loss carryovers: $100x from Tax Year 2000, $150x from Tax Year 2001, and $50x from Tax Year 2002.

          Pursuant to Section 4.2(c), the value of the Pre-IPO net operating losses utilized in Tax Year 2008 is as follows:

Pre-IPO Net Operating Losses Utilized	300x
Multiplied by Section 4.2(c)(i) Highest Statutory Tax Rate	35%

Preliminary Value	105x
Section 4.2(c)(iii) Reduction ($89x x 35%)	(31.15x	)

TODCO payment obligation to Holdings	73.85x

          Pursuant to Section 4.2(b)(iv), $89x of the 2007 net operating loss is treated as a Pre-IPO Tax Asset for 2009 and later years.

          For Tax Year 2009, TODCO utilizes on its Tax Return $200x of Pre-IPO net operating loss carryovers: $150x from Tax Year 2002 and $50x from Tax Year 2003.

          Pursuant to Section 4.2(c), the value of the Pre-IPO net operating losses utilized in Tax Year 2009 is as follows:

Pre-IPO Net Operating Losses Utilized	200x
Multiplied by Section 4.2(c)(i) Highest Statutory Tax Rate	35%

TODCO payment obligation to Holdings	70x

          For Tax Year 2010, TODCO utilizes on its Tax Return $100x of Pre-IPO net operating loss carryovers from 2003.  TODCO also utilizes $100x of net operating loss carryovers from Tax Year 2007, $89x of which is treated as a Pre-IPO Tax Assets pursuant to Section 4.2(b)(iv).  The remaining $11 million of the net operating loss carryover from Tax Year 2007 is treated as a Pre-IPO Tax Asset pursuant to Section 4.4.

          TODCO’s payment obligation to Holdings for Tax Year 2010 is computed as follows:

2003 Net Operating Loss Utilized	100x
2007 Net Operating Loss Utilized	89x
Section 4.4 Pre-IPO Tax Asset	11x

Total Pre-IPO Tax Asset Usage	200x
Multiplied by Section 4.2(c)(i) Highest Statutory Tax Rate	35%

TODCO payment obligation to Holdings	70x

          Example 13.  Assume the same facts as in example 12 except that, on December 31, 2008, 51% of the TODCO stock is acquired by a corporation unrelated to Holdings.  Pursuant to Section 4.2(f), TODCO has a payment obligation to Holdings with respect to the following Pre-IPO Tax Assets:

2002 Net Operating Loss	150x
2003 Net Operating Loss	150x
2007 Net Operating Loss	89x

Total Pre-IPO Tax Asset	389x
Multiplied by Section 4.2(c)(i) Highest Statutory Tax Rate	35%

Value of Unutilized Pre-IPO Tax Assets	136.15x
Multiplied by Applicable Discount Rate	0.80

TODCO payment obligation to Holdings	108.92x

          The $11x of Section 4.4 Pre-IPO Tax Assets are not subject to the Section 4.2(f) change of control payment or the Section 4.2(g) deconsolidation payment.  However, this amount does remain subject, following the change of control, to the general payment provisions of Sections 4.2 and 5 based upon actual use.  Additionally, any Transocean stock options exercised after the change of control which are subject to Section 4.4 remain subject to the payment obligation outlined in Sections 4.2 and 5 based upon actual use.

          Example 14.  At the beginning of Tax Year 2009, there remains $100 million in unutilized Pre-IPO Tax Assets.  For Tax Year 2009, TODCO utilizes $97 million in Pre-IPO Tax Assets, leaving $3 million in unutilized Pre-IPO Tax Assets at December 31, 2009.  Pursuant to Section 3.2(b)(ii), because the unutilized Pre-IPO Tax Assets exceeded $5 million at some time during 2009, Holdings retains the rights specified in Section 3.2(b)(ii) with respect to TODCO’s Tax Returns for 2009.